UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

AB MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2016

Date of reporting period: May 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.16

ANNUAL REPORT

AB MUNICIPAL INCOME FUND II

+	AB ARIZONA PORTFOLIO
+	AB MASSACHUSETTS PORTFOLIO
+	AB MICHIGAN PORTFOLIO
+	AB MINNESOTA PORTFOLIO
+	AB NEW JERSEY PORTFOLIO
+	AB OHIO PORTFOLIO
+	AB PENNSYLVANIA PORTFOLIO
+	AB VIRGINIA PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 15, 2016

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Municipal Income Fund II (the “Fund”) for the annual reporting period ended May 31, 2016. The Fund has eight portfolios: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (together, the “Portfolios”).

Investment Objectives and Policies

The eight Portfolios, by investing principally in high-yielding, predominantly investment-grade municipal securities, seek to provide their shareholders with the highest level of current income exempt from federal taxation and state taxation of the respective state that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Each of the Portfolios invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax.

The Portfolios may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and derivatives, such as options, futures contracts, forwards and swaps.

Investment Results

The tables on pages 7-14 show performance for each Portfolio compared to its benchmark, the Barclays Municipal Bond Index, which represents the municipal market, for the six- and 12-month periods ended May 31, 2016.

AB Arizona Portfolio – For the six-month period, all share classes of the Portfolio outperformed the benchmark; for the 12-month period, Class A shares outperformed the benchmark while Classes B and C underperformed, before sales charges. An underweight in the state general obligation (“GO”) sector and sector selection in the special tax, education, health care and leasing sectors contributed to performance for both periods, relative to the benchmark. Security selection in the local GO sector also contributed in the six-month period and security selection in the transportation sector contributed for the 12-month period. For the six-month period, an underweight to the leasing sector and overweight to the special tax sector detracted; for the 12-month period, an overweight to the insured sector and underweight to the industrial and leasing sectors detracted.

AB Massachusetts Portfolio – For both periods, all share classes of the Portfolio underperformed the benchmark, before sales charges. An underweight to the leasing, transportation and industrial sectors and security selection in the water, insured and transportation sectors detracted for both periods, relative to the benchmark. For the six-month period, an overweight to the pre-refunded sector also detracted. For both periods, an underweight in the state GO sector and security selection in the health care sector contributed. Security selection in the special tax sector also contributed to 12-month performance.

AB Michigan Portfolio – For both periods, all share classes of the Portfolio outperformed the benchmark, before sales charges. Security selection in the education, water, health care, special tax and housing sectors contributed, for both periods, relative to the benchmark. For the six-month period, an under-

AB MUNICIPAL INCOME FUND II •	1

weight in the pre-refunded and state GO sectors and an overweight in the health care sector contributed; for the 12-month period, an underweight in the pre-refunded and state GO sectors contributed. For both periods, security selection in the local GO sector and an underweight to the transportation sector, and overweight to the housing and insured sectors, detracted.

AB Minnesota Portfolio – For both periods, all share classes of the Portfolio underperformed the benchmark, before sales charges. An underweight in the transportation sector and security selection in insured bonds detracted from performance for both periods, relative to the benchmark. For the six-month period, security selection in the transportation sector detracted; security selection in the special tax sector detracted for the 12-month period. An underweight in the state GO sector and security selection in the education and power sectors contributed, for both periods. Security selection in health care, housing and local GO sectors also contributed for the 12-month period.

AB New Jersey Portfolio – For the six-month period, Class A and B shares outperformed the benchmark while Class C underperformed; for the 12-month period, Class A shares outperformed the benchmark while Classes B and C underperformed, before sales charges. For both periods, an underweight in the state GO sector and security selection in the industrial, leasing and transportation sectors contributed, relative to the benchmark; for the six-month period, security selection in the health care sector also contributed. An overweight in the pre-refunded sector and security selection in the water sector detracted. Security selection in the insured sector was also a detractor for the six-month period, as was security selection in the local GO sector for the 12-month period.

AB Ohio Portfolio – For the six-month period, Class A and B shares outperformed the benchmark, while Class C shares performed inline with the benchmark; for the 12-month period, Class A shares outperformed the benchmark, while Class B and C shares underperformed, before sales charges. For the six-month period, an underweight in the state GO sector and security selection in the education, special tax and local GO sectors contributed to performance, relative to the benchmark. For the 12-month period, an underweight to the state GO sector and security selection to the education, special tax and local GO sectors contributed. An overweight in the pre-refunded sector and security selection in the transportation, leasing and power sectors detracted for the six-month period; an overweight to the pre-refunded sector and security selection in the industrials, health care and transportation sectors detracted, for the 12-month period.

AB Pennsylvania Portfolio – For both periods, all share classes of the Portfolio underperformed the benchmark, before sales charges. An underweight to the leasing sector and security selection in the pre-refunded sector detracted for both periods, relative to the benchmark. Security selection in the special tax sector detracted from performance in the six-month period, but contributed for the 12-month period; security selection in the local GO sector also contributed. An underweight in the state GO sector and security selection in the water, transportation and education sectors contributed for both periods.

AB Virginia Portfolio – Class A shares outperformed the benchmark for the six-month period, while Class B and C shares underperformed; for the 12-month period, all share classes underperformed the benchmark, before sales charges. For

2	• AB MUNICIPAL INCOME FUND II

the six-month period, an underweight in the state GO sector and security selection in the industrial, transportation and special tax sectors contributed to performance, relative to the benchmark; an overweight in the pre-refunded sector and security selection in the local GO and leasing sectors detracted. For the 12-month period, an underweight to the state GO sector and security selection in the industrial, special tax and housing sectors contributed; an overweight in the pre-refunded sector and security selection in the local GO and pre-refunded sectors detracted.

All Portfolios used derivatives in the form of interest rate swaps and inflation (“CPI”) swaps for the six- and 12-month periods for hedging purposes, which had no material impact on absolute performance.

Market Review and Investment Strategy

Intermediate- and long-maturity bonds had strong returns over both periods as falling global commodity prices and slowing economic growth drove yields lower. Shorter-maturity bonds underperformed as the US Federal Reserve increased the Federal Funds rate above its zero target to a 0.25% target for the first time since 2008. Across fixed-income sectors, municipals had strong performance due primarily to a combination of continued investor demand and limited supply. The total volume of municipal bonds outstanding has declined since 2010, unlike the corporate and Treasury markets which have seen an increase in issuance. Municipal credit continues to do well, as economic growth and tax receipts are correlated, which has caused tax revenues for state and local governments to hit all-time highs. State and local governments have kept payrolls and expenditures in check as government employment is approximately 500,000 below the peak during the financial crisis. The Portfolios’ Senior Investment Management Team continues to be over-

weight credit (municipal bonds rated A and below) and underweight the longest-maturity bonds in the Portfolios.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Portfolio	Insured Bonds*	Pre-Refunded/ ETM†/Insured Bonds*
Arizona	22.53%	5.05%
Massachusetts	6.75	0.00
Michigan	8.11	0.00
Minnesota	8.51	0.00
New Jersey	24.98	8.92
Ohio	9.64	3.28
Pennsylvania	9.08	2.08
Virginia	9.19	2.63

*	Breakdowns expressed as a percentage of investments in municipal bonds.

†	Escrowed to maturity.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB MUNICIPAL INCOME FUND II •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, recently defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB MUNICIPAL INCOME FUND II

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of shares of the Portfolios as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of the Portfolios’ shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND II •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB MUNICIPAL INCOME FUND II

Disclosures and Risks

AB ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Arizona Portfolio
Class A	3.82%	6.50%

Class B*	3.53%	5.81%

Class C	3.53%	5.81%

Barclays Municipal Bond Index	3.42%	5.87%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/06 TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Arizona Portfolio Class A shares (from 5/31/06 to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page).

AB MUNICIPAL INCOME FUND II •	7

Historical Performance

AB MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Massachusetts Portfolio
Class A	3.08%	5.38%

Class B*	2.70%	4.61%

Class C	2.70%	4.61%

Barclays Municipal Bond Index	3.42%	5.87%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/06 TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Massachusetts Portfolio Class A shares (from 5/31/06 to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page).

8	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Michigan Portfolio
Class A	4.10%	6.85%

Class B*	3.72%	6.07%

Class C	3.81%	6.16%

Barclays Municipal Bond Index	3.42%	5.87%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/31/06 TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Michigan Portfolio Class A shares (from 5/31/06 to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page).

AB MUNICIPAL INCOME FUND II •	9

Historical Performance

AB MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Minnesota Portfolio
Class A	2.99%	5.24%

Class B*	2.80%	4.55%

Class C	2.61%	4.45%

Barclays Municipal Bond Index	3.42%	5.87%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/31/06 TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Minnesota Portfolio Class A shares (from 5/31/06 to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page).

10	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB New Jersey Portfolio
Class A	3.90%	6.27%

Class B*	3.52%	5.48%

Class C	3.41%	5.47%

Barclays Municipal Bond Index	3.42%	5.87%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/06 TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB New Jersey Portfolio Class A shares (from 5/31/06 to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page).

AB MUNICIPAL INCOME FUND II •	11

Historical Performance

AB OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Ohio Portfolio
Class A	3.81%	6.29%

Class B*	3.43%	5.40%

Class C	3.42%	5.50%

Barclays Municipal Bond Index	3.42%	5.87%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/31/06 TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Ohio Portfolio Class A shares (from 5/31/06 to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page).

12	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Pennsylvania Portfolio
Class A	3.41%	5.83%

Class B*	3.03%	5.04%

Class C	3.03%	5.04%

Barclays Municipal Bond Index	3.42%	5.87%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/31/06 TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Pennsylvania Portfolio Class A shares (from 5/31/06 to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page).

AB MUNICIPAL INCOME FUND II •	13

Historical Performance

AB VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS ITS BENCHMARK PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Virginia Portfolio
Class A	3.45%	5.77%

Class B*	2.98%	4.99%

Class C	3.08%	5.00%

Barclays Municipal Bond Index	3.42%	5.87%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/06 TO 5/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Virginia Portfolio Class A shares (from 5/31/06 to 5/31/16) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page).

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Historical Performance

AB ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.25%	2.01%
1 Year	6.50%	3.31%
5 Years	4.84%	4.21%
10 Years	4.43%	4.11%

Class B Shares			0.55%	0.89%
1 Year	5.81%	2.81%
5 Years	4.13%	4.13%
10 Years(a)	4.00%	4.00%

Class C Shares			0.54%	0.87%
1 Year	5.81%	4.81%
5 Years	4.12%	4.12%
10 Years	3.71%	3.71%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				5.09%
5 Years				4.48%
10 Years				4.30%

Class B Shares
1 Year				4.56%
5 Years				4.36%
10 Years(a)				4.18%

Class C Shares
1 Year				6.56%
5 Years				4.36%
10 Years				3.89%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	15

Historical Performance

AB ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.97%, 1.72% and 1.72% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, exclusive of interest expense, to 0.78%, 1.53% and 1.53% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

16	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.87%	1.41%
1 Year	5.38%	2.24%
5 Years	4.74%	4.10%
10 Years	4.53%	4.22%

Class B Shares			0.11%	0.18%
1 Year	4.61%	1.61%
5 Years	4.01%	4.01%
10 Years(a)	4.10%	4.10%

Class C Shares			0.15%	0.24%
1 Year	4.61%	3.61%
5 Years	4.01%	4.01%
10 Years	3.81%	3.81%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				4.06%
5 Years				4.43%
10 Years				4.42%

Class B Shares
1 Year				3.50%
5 Years				4.34%
10 Years(a)				4.31%

Class C Shares
1 Year				5.50%
5 Years				4.32%
10 Years				4.01%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	17

Historical Performance

AB MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.63% and 1.63% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.77%, 1.52% and 1.52% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

18	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.12%	1.80%
1 Year	6.85%	3.64%
5 Years	3.88%	3.24%
10 Years	3.89%	3.58%

Class B Shares			0.40%	0.64%
1 Year	6.07%	3.07%
5 Years	3.13%	3.13%
10 Years(a)	3.46%	3.46%

Class C Shares			0.41%	0.66%
1 Year	6.16%	5.16%
5 Years	3.15%	3.15%
10 Years	3.18%	3.18%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				5.65%
5 Years				3.59%
10 Years				3.81%

Class B Shares
1 Year				5.25%
5 Years				3.50%
10 Years(a)				3.70%

Class C Shares
1 Year				7.14%
5 Years				3.49%
10 Years				3.40%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	19

Historical Performance

AB MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.22%, 1.99% and 1.98% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

20	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.90%	1.54%
1 Year	5.24%	2.08%
5 Years	4.25%	3.62%
10 Years	4.13%	3.81%

Class B Shares			0.17%	0.29%
1 Year	4.55%	1.55%
5 Years	3.55%	3.55%
10 Years(a)	3.70%	3.70%

Class C Shares			0.18%	0.31%
1 Year	4.45%	3.45%
5 Years	3.50%	3.50%
10 Years	3.40%	3.40%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				3.60%
5 Years				3.96%
10 Years				4.00%

Class B Shares
1 Year				3.11%
5 Years				3.87%
10 Years(a)				3.88%

Class C Shares
1 Year				5.01%
5 Years				3.84%
10 Years				3.58%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	21

Historical Performance

AB MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.05%, 1.82% and 1.81% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

22	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.34%	2.26%
1 Year	6.27%	3.07%
5 Years	4.63%	4.00%
10 Years	4.16%	3.85%

Class B Shares			0.54%	0.91%
1 Year	5.48%	2.48%
5 Years	3.89%	3.89%
10 Years(a)	3.73%	3.73%

Class C Shares			0.64%	1.08%
1 Year	5.47%	4.47%
5 Years	3.89%	3.89%
10 Years	3.42%	3.42%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				4.81%
5 Years				4.24%
10 Years				4.04%

Class B Shares
1 Year				4.28%
5 Years				4.10%
10 Years(a)				3.91%

Class C Shares
1 Year				6.28%
5 Years				4.10%
10 Years				3.61%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	23

Historical Performance

AB NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.97%, 1.73% and 1.72% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82%, 1.57% and 1.57% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

24	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.14%	1.85%
1 Year	6.29%	3.06%
5 Years	3.91%	3.29%
10 Years	4.01%	3.70%

Class B Shares			0.42%	0.68%
1 Year	5.40%	2.40%
5 Years	3.17%	3.17%
10 Years(a)	3.57%	3.57%

Class C Shares			0.43%	0.70%
1 Year	5.50%	4.50%
5 Years	3.18%	3.18%
10 Years	3.29%	3.29%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				4.97%
5 Years				3.55%
10 Years				3.90%

Class B Shares
1 Year				4.27%
5 Years				3.45%
10 Years(a)				3.79%

Class C Shares
1 Year				6.37%
5 Years				3.45%
10 Years				3.49%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	25

Historical Performance

AB OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.98%, 1.75% and 1.74% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.80%, 1.55% and 1.55% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

26	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.70%	1.11%
1 Year	5.83%	2.67%
5 Years	4.62%	3.99%
10 Years	4.21%	3.89%

Class B Shares			-0.39%	-0.62%
1 Year	5.04%	2.04%
5 Years	3.88%	3.88%
10 Years(a)	3.78%	3.78%

Class C Shares			-0.02%	-0.03%
1 Year	5.04%	4.04%
5 Years	3.88%	3.88%
10 Years	3.48%	3.48%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				4.48%
5 Years				4.25%
10 Years				4.09%

Class B Shares
1 Year				3.90%
5 Years				4.13%
10 Years(a)				3.96%

Class C Shares
1 Year				5.91%
5 Years				4.13%
10 Years				3.67%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	27

Historical Performance

AB PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01%, 1.79% and 1.77% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

28	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.02%	1.66%
1 Year	5.77%	2.63%
5 Years	4.62%	3.97%
10 Years	4.53%	4.22%

Class B Shares			0.24%	0.39%
1 Year	4.99%	1.99%
5 Years	3.89%	3.89%
10 Years(a)	4.09%	4.09%

Class C Shares			0.31%	0.51%
1 Year	5.00%	4.00%
5 Years	3.89%	3.89%
10 Years	3.80%	3.80%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				4.23%
5 Years				4.25%
10 Years				4.39%

Class B Shares
1 Year				3.65%
5 Years				4.14%
10 Years(a)				4.28%

Class C Shares
1 Year				5.66%
5 Years				4.15%
10 Years				3.99%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	29

Historical Performance

AB VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.63% and 1.63% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.80%, 1.55% and 1.55% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

30	• AB MUNICIPAL INCOME FUND II

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB Arizona Portfolio

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.20	$3.97	0.78%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%
Class B
Actual	$1,000	$1,035.30	$7.79	1.53%
Hypothetical**	$1,000	$1,017.35	$7.72	1.53%
Class C
Actual	$1,000	$1,035.30	$7.79	1.53%
Hypothetical**	$1,000	$1,017.35	$7.72	1.53%

AB MUNICIPAL INCOME FUND II •	31

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

AB Massachusetts Portfolio

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,030.80	$3.91	0.77%
Hypothetical**	$1,000	$1,021.15	$3.89	0.77%
Class B
Actual	$1,000	$1,027.00	$7.70	1.52%
Hypothetical**	$1,000	$1,017.40	$7.67	1.52%
Class C
Actual	$1,000	$1,027.00	$7.70	1.52%
Hypothetical**	$1,000	$1,017.40	$7.67	1.52%

AB Michigan Portfolio

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,041.00	$4.34	0.85%
Hypothetical**	$1,000	$1,020.75	$4.29	0.85%
Class B
Actual	$1,000	$1,037.20	$8.15	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%
Class C
Actual	$1,000	$1,038.10	$8.15	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%

AB Minnesota Portfolio

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,029.90	$4.31	0.85%
Hypothetical**	$1,000	$1,020.75	$4.29	0.85%
Class B
Actual	$1,000	$1,028.00	$8.11	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%
Class C
Actual	$1,000	$1,026.10	$8.10	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%

32	• AB MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

AB New Jersey Portfolio

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*†
Class A
Actual	$1,000	$1,039.00	$4.23	0.83%
Hypothetical**	$1,000	$1,020.85	$4.19	0.83%
Class B
Actual	$1,000	$1,035.20	$8.04	1.58%
Hypothetical**	$1,000	$1,017.10	$7.97	1.58%
Class C
Actual	$1,000	$1,034.10	$8.03	1.58%
Hypothetical**	$1,000	$1,017.10	$7.97	1.58%

AB Ohio Portfolio

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.10	$4.08	0.80%
Hypothetical**	$1,000	$1,021.00	$4.04	0.80%
Class B
Actual	$1,000	$1,034.30	$7.88	1.55%
Hypothetical**	$1,000	$1,017.25	$7.82	1.55%
Class C
Actual	$1,000	$1,034.20	$7.88	1.55%
Hypothetical**	$1,000	$1,017.25	$7.82	1.55%

AB Pennsylvania Portfolio

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.10	$4.32	0.85%
Hypothetical**	$1,000	$1,020.75	$4.29	0.85%
Class B
Actual	$1,000	$1,030.30	$8.12	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%
Class C
Actual	$1,000	$1,030.30	$8.12	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%

AB MUNICIPAL INCOME FUND II •	33

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

AB Virginia Portfolio

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.50	$4.07	0.80%
Hypothetical**	$1,000	$1,021.00	$4.04	0.80%
Class B
Actual	$1,000	$1,029.80	$7.87	1.55%
Hypothetical**	$1,000	$1,017.25	$7.82	1.55%
Class C
Actual	$1,000	$1,030.80	$7.87	1.55%
Hypothetical**	$1,000	$1,017.25	$7.82	1.55%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

†	Expense ratios are inclusive of interest expense.

34	• AB MUNICIPAL INCOME FUND II

Fund Expenses

BOND RATING SUMMARY*

May 31, 2016 (unaudited)

*	All data are as of May 31, 2016. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB MUNICIPAL INCOME FUND II •	35

Bond Rating Summary

BOND RATING SUMMARY*

May 31, 2016 (unaudited)

*	All data are as of May 31, 2016. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

36	• AB MUNICIPAL INCOME FUND II

Bond Rating Summary

BOND RATING SUMMARY*

May 31, 2016 (unaudited)

*	All data are as of May 31, 2016. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB MUNICIPAL INCOME FUND II •	37

Bond Rating Summary

BOND RATING SUMMARY*

May 31, 2016 (unaudited)

*	All data are as of May 31, 2016. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

38	• AB MUNICIPAL INCOME FUND II

Bond Rating Summary

AB ARIZONA PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.5%
Long-Term Municipal Bonds – 96.5%
Arizona – 78.6%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.25%, 7/01/29	$1,500	$1,778,040
Series 2013A 5.00%, 7/01/37	3,000	3,544,620
Arizona Game & Fish Department & Commission (Arizona Game & Fish Department & Commission State Lease) Series 2006 5.00%, 7/01/26	1,000	1,003,180
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.20%, 10/01/37	1,000	1,000,450
Arizona Health Facilities Authority (Dignity Health Obligated Group) Series 2009D 5.00%, 7/01/28	1,000	1,104,560
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/34	3,000	3,493,410
Arizona State University Series 2014 5.00%, 8/01/33	2,050	2,403,030
City of Glendale AZ Water & Sewer Revenue Series 2012 5.00%, 7/01/28	2,000	2,348,000
City of Mesa AZ (City of Mesa AZ Excise Tax) Series 2013 5.00%, 7/01/32	5,000	5,907,700
City of Mesa AZ Utility System Revenue Series 2016 4.00%, 7/01/32	1,000	1,126,240
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement – Airport) Series 2008A 5.00%, 7/01/26	4,080	4,412,112
Series 2010A 5.00%, 7/01/31	2,000	2,258,080

AB MUNICIPAL INCOME FUND II •	39

AB Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Show Low AZ ACA Series 2000 6.00%, 1/01/18	$250	$251,990
City of Tempe AZ (City of Tempe AZ Excise Tax) Series 2016 5.00%, 7/01/30(a)	520	651,940
City of Tucson AZ Water System Revenue Series 2012 5.00%, 7/01/28-7/01/29	2,360	2,822,999
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/26	1,000	1,175,310
AGM Series 2010 5.00%, 7/01/25	2,000	2,305,860
County of Pinal AZ Series 2014 5.00%, 8/01/32	4,540	5,373,045
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Desert Village) Series 2002 7.375%, 7/01/27	844	846,507
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Golf Village) Series 2001A 7.875%, 7/01/25	1,511	1,514,067
Glendale Municipal Property Corp. (Glendale Municipal Property Corp. Excise Tax) Series 2012C 5.00%, 7/01/38	2,500	2,834,700
Greater Arizona Development Authority NATL Series 2005B 5.00%, 8/01/25	230	230,787
Hassayampa Community Facilities District Series 2000 7.50%, 7/01/24	290	291,206
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2012 6.00%, 7/01/32	250	273,362
Industrial Development Authority of the City of Phoenix (The) (JMF-Higley 2012 LLC) Series 2012 5.00%, 12/01/32	2,500	2,914,900

40	• AB MUNICIPAL INCOME FUND II

AB Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the County of Pima (The) (Horizon Community Learning Center) Series 2005 5.125%, 6/01/20	$1,280	$1,280,000
Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	2,000	2,237,240
Northern Arizona University BAM Series 2015 5.00%, 6/01/34	1,000	1,185,210
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2011 5.00%, 6/01/26	3,000	3,492,450
Pinal County Industrial Development Authority (Florence West Prison LLC) ACA Series 2006A 5.25%, 10/01/22	1,400	1,412,964
Salt River Project Agricultural Improvement & Power District Series 2012A 5.00%, 12/01/29	1,500	1,792,305
Series 2015A 5.00%, 12/01/35	2,000	2,445,580
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	1,000	1,244,340
5.25%, 12/01/22-12/01/23	1,165	1,389,441
State of Arizona COP AGM Series 2008A 5.00%, 9/01/24 (Pre-refunded/ETM)	6,000	6,432,360
State of Arizona Lottery Revenue AGM Series 2010A 5.00%, 7/01/28	6,000	6,715,440
Student & Academic Services LLC (Northern Arizona Capital Facilities Finance Corp.) BAM Series 2014 5.00%, 6/01/44	1,200	1,372,224
Sundance Community Facilities District Assessment District No 1 Series 2002 7.75%, 7/01/22	302	302,269

AB MUNICIPAL INCOME FUND II •	41

AB Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Town of Buckeye AZ (Town of Buckeye AZ Excise Tax) Series 2015 5.00%, 7/01/35	$3,450	$4,039,536
Tucson Airport Authority, Inc. AMBAC Series 2001 5.35%, 6/01/31	6,475	6,498,504
Tucson Industrial Development Authority (University of Arizona) AMBAC Series 2002A 5.00%, 7/15/32	985	985,758
University of Arizona Series 2014 5.00%, 8/01/33	3,765	4,542,247
Western Maricopa Education Center District No 402 Series 2014B 4.50%, 7/01/33-7/01/34	3,940	4,441,776

		103,675,739

Delaware – 0.4%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2016 5.00%, 9/01/36(a)	520	592,322

Florida – 2.6%
City of Orlando FL Series 2014A 5.25%, 11/01/33	1,820	2,219,527
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2015 5.00%, 6/01/35	1,000	1,156,640

		3,376,167

Illinois – 2.8%
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	2,360	2,643,578
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	1,000	1,120,160

		3,763,738

42	• AB MUNICIPAL INCOME FUND II

AB Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.4%
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.25%, 11/15/45	$500	$510,705

Massachusetts – 0.6%
Commonwealth of Massachusetts NATL Series 2000F 0.48%, 12/01/30(b)	700	635,353
NATL Series 2000G 0.48%, 12/01/30(b)	225	204,254

		839,607

Minnesota – 1.0%
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	1,130	1,376,803

Nebraska – 1.0%
Omaha Public Power District Series 2014A 5.00%, 2/01/32	1,165	1,370,436

New York – 1.1%
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 1.085%, 3/01/27(b)	500	475,375
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)	120	142,397
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	700	782,243

		1,400,015

North Carolina – 0.9%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37	600	631,224

AB MUNICIPAL INCOME FUND II •	43

AB Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35	$500	$538,025

		1,169,249

Puerto Rico – 3.0%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/17	1,855	1,916,252
Series 2008 5.125%, 12/01/27	385	418,052
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Ascension Health Credit Group) Series 2000A 6.125%, 11/15/30	1,500	1,593,510

		3,927,814

Texas – 3.2%
North Texas Tollway Authority Series 2015A 5.00%, 1/01/34	1,000	1,178,390
Series 2015B 5.00%, 1/01/34	1,300	1,537,380
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	840	1,002,834
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	420	494,487

		4,213,091

Washington – 0.9%
Port of Seattle WA Series 2015A 5.00%, 4/01/40	1,000	1,174,539

Total Municipal Obligations (cost $119,190,374)		127,390,225

44	• AB MUNICIPAL INCOME FUND II

AB Arizona Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(c)(d) (cost $3,224,919)	3,224,919	$3,224,919

Total Investments – 99.0% (cost $122,415,293)		130,615,144
Other assets less liabilities – 1.0%		1,358,444

Net Assets – 100.0%		$131,973,588

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$7,200	3/09/21	3 Month LIBOR	1.383%	$(4,895)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$100	9/15/20	1.455%	CPI#	$204
Citibank, NA	1,230	12/14/20	1.548%	CPI#	4,274
Deutsche Bank AG	1,350	7/15/20	1.265%	CPI#	29,426

					$33,904

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	When-Issued or delayed delivery security.

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2016 and the aggregate market value of these securities amounted to $1,314,982 or 1.00% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 22.5% and 5.0%, respectively.

AB MUNICIPAL INCOME FUND II •	45

AB Arizona Portfolio—Portfolio of Investments

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
CFD	– Community Facilities District
CME	– Chicago Mercantile Exchange
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
LIBOR	– London Interbank Offered Rates
NATL	– National Interstate Corporation

See notes to financial statements.

46	• AB MUNICIPAL INCOME FUND II

AB Arizona Portfolio—Portfolio of Investments

AB MASSACHUSETTS PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.0%
Long-Term Municipal Bonds – 97.0%
Massachusetts – 81.2%
Boston Water & Sewer Commission Series 2009A 5.00%, 11/01/26 (Pre-refunded/ETM)	$2,000	$2,232,620
Series 2010A 5.00%, 11/01/29-11/01/30	5,000	5,638,820
City of Fall River MA AGM Series 2008 5.00%, 7/15/28	5,085	5,523,327
City of Springfield MA AGM Series 2007 5.00%, 8/01/19	2,565	2,636,897
Commonwealth of Massachusetts Series 2015A 5.00%, 7/01/35	10,000	12,145,700
NATL Series 2000E 0.48%, 12/01/30(a)	1,350	1,225,327
NATL Series 2000F 0.48%, 12/01/30(a)	1,225	1,111,869
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/01/31	2,500	2,920,850
AGM Series 2005A 3.33%, 6/01/20(b)	2,000	2,103,540
Marthas Vineyard Land Bank BAM Series 2014 5.00%, 5/01/31-5/01/32	2,830	3,374,078
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2010B 5.00%, 7/01/28-7/01/29	1,670	1,921,405
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2009 5.00%, 8/01/25	3,000	3,372,450
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/26	6,900	7,805,142
Massachusetts Development Finance Agency Series 2008 5.00%, 9/01/21 (Pre-refunded/ETM)	3,000	3,281,100
5.00%, 9/01/22 (Pre-refunded/ETM)	3,000	3,281,100

AB MUNICIPAL INCOME FUND II •	47

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Baystate Medical Obligated Group) Series 2014N 5.00%, 7/01/44	$7,000	$7,933,100
Massachusetts Development Finance Agency (Bentley University) Series 2010 5.00%, 7/01/28	4,500	5,137,965
Massachusetts Development Finance Agency (Berkshire Health Systems, Inc. Obligated Group) Series 2012G 5.00%, 10/01/30-10/01/31	3,970	4,473,139
Massachusetts Development Finance Agency (Boston College) Series 2010R-1 5.00%, 7/01/31	3,250	3,720,470
Massachusetts Development Finance Agency (Boston University) Series 2009V-1 5.00%, 10/01/29	3,300	3,680,325
Massachusetts Development Finance Agency (Brandeis University) Series 2008N 5.00%, 10/01/26-10/01/27	3,300	3,592,065
Series 2010O-2 5.00%, 10/01/28	3,500	3,909,430
Massachusetts Development Finance Agency (Children’s Hospital Corp. (The)) Series 2014P 5.00%, 10/01/34	1,055	1,246,926
Massachusetts Development Finance Agency (Franklin W Olin College of Engineering, Inc.) Series 2013E 5.00%, 11/01/38	5,000	5,859,200
Massachusetts Development Finance Agency (MCPHS University) Series 2013F 4.00%, 7/01/32	1,000	1,076,550
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.00%, 7/01/27-7/01/32	3,980	4,378,583
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2007G 5.00%, 7/01/27	950	993,567

48	• AB MUNICIPAL INCOME FUND II

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 4.00%, 7/01/36	$2,000	$2,145,780
5.00%, 7/01/32	1,600	1,908,736
Massachusetts Development Finance Agency (Sterling and Francine Clark Art Institute) Series 2011 5.00%, 7/01/31	7,000	8,200,920
Massachusetts Development Finance Agency (Trustees of The Deerfield Academy (The)) Series 2010 5.00%, 10/01/30	5,000	5,782,850
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/36	1,500	1,750,680
Massachusetts Development Finance Agency (Whitehead Institute for Biomedical Research) Series 2011 5.00%, 6/01/26	1,460	1,714,230
Series 2011A 5.00%, 6/01/27-6/01/28	3,225	3,773,716
Massachusetts Health & Educational Facilities Authority Series 2009O 5.75%, 7/01/26 (Pre-refunded/ETM)	5,500	6,064,685
Massachusetts Health & Educational Facilities Authority (Berklee College of Music, Inc.) Series 2007A 5.00%, 10/01/32	3,000	3,148,050
Massachusetts Health & Educational Facilities Authority (Foundation of Massachusetts Eye & Ear Obligated Group) Series 2010C 5.375%, 7/01/35	1,005	1,120,876
Massachusetts Health & Educational Facilities Authority (Milford Regional Medical Center Obligated Group) Series 2007E 5.00%, 7/15/22	1,220	1,264,359

AB MUNICIPAL INCOME FUND II •	49

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Health & Educational Facilities Authority (Northeastern University) Series 2010A 5.00%, 10/01/28-10/01/29	$7,025	$8,007,579
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 2009A 5.25%, 11/15/23	2,000	2,213,940
Massachusetts Health & Educational Facilities Authority (Sterling and Francine Clark Art Institute) Series 2010B 5.00%, 7/01/30	3,860	4,465,364
Massachusetts Health & Educational Facilities Authority (Suffolk University) Series 2009A 6.00%, 7/01/24	2,000	2,276,160
Massachusetts Health & Educational Facilities Authority (Winchester Hospital) Series 2010 5.25%, 7/01/38	2,500	2,809,300
Massachusetts Health & Educational Facilities Authority (Woods Hole Oceanographic Institution) Series 2008B 5.25%, 6/01/26	1,905	2,065,268
5.375%, 6/01/27	3,060	3,324,353
Massachusetts Port Authority Series 2010B 5.00%, 7/01/34	2,750	3,130,490
Series 2012B 5.00%, 7/01/32	1,430	1,688,701
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2011B 5.00%, 10/15/32	3,720	4,376,282
Series 2013A 5.00%, 5/15/32	2,500	3,000,525
Series 2015B 5.00%, 1/15/30	3,770	4,624,207
Massachusetts Water Resources Authority Series 2011B 5.00%, 8/01/26 (Pre-refunded/ETM)	2,425	2,880,779

50	• AB MUNICIPAL INCOME FUND II

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.00%, 8/01/29 (Pre-refunded/ETM)	$2,000	$2,375,900
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/27	6,000	7,035,780
University of Massachusetts Building Authority (University of Massachusetts) Series 20141 5.00%, 11/01/44	2,000	2,380,460

		198,105,515

Arizona – 2.2%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	4,065	4,600,361
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	660	821,264

		5,421,625

California – 0.7%
California Statewide Communities Development Authority Series 2008 6.25%, 8/15/28 (Pre-refunded/ETM)	1,055	1,180,862
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	360	395,906

		1,576,768

Connecticut – 0.5%
State of Connecticut Series 2015F 5.00%, 11/15/32	1,000	1,193,460

Florida – 1.9%
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,154,410
County of Miami-Dade FL Aviation Revenue Series 2014 5.00%, 10/01/27	3,000	3,568,050

		4,722,460

AB MUNICIPAL INCOME FUND II •	51

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 0.2%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	$500	$501,210

Illinois – 1.9%
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.00%, 5/15/37	1,050	1,082,834
Illinois State Toll Highway Authority Series 2016A 5.00%, 12/01/32	2,475	2,985,023
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.25%, 1/01/24	455	455,086

		4,522,943

Kentucky – 0.5%
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/40	1,000	1,137,440

Michigan – 0.7%
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,605	1,787,890

New York – 2.5%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/28	5,065	5,977,713

North Carolina – 0.4%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37	1,000	1,052,040

Ohio – 0.5%
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2006 3.625%, 12/01/33	1,295	1,314,024

52	• AB MUNICIPAL INCOME FUND II

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 0.5%
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	$1,140	$1,321,899

Puerto Rico – 1.2%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	695	713,480
Series 2008 5.125%, 12/01/27	1,965	2,133,695

		2,847,175

Texas – 1.3%
North Texas Tollway Authority Series 2015A 5.00%, 1/01/34	1,000	1,178,390
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	1,090	1,301,296
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	545	641,656

		3,121,342

Wisconsin – 0.8%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(c)	750	869,400
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016B 5.00%, 12/01/25	1,000	1,149,030

		2,018,430

Total Municipal Obligations (cost $217,394,753)		236,621,934

AB MUNICIPAL INCOME FUND II •	53

AB Massachusetts Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(d)(e) (cost $3,264,601)	3,264,601	$3,264,601

Total Investments – 98.4% (cost $220,659,354)		239,886,535
Other assets less liabilities – 1.6%		4,014,488

Net Assets – 100.0%		$243,901,023

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$11,000	10/29/21	3 Month LIBOR	2.022%	$298,004

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$2,300	12/14/20	1.548%	CPI#	$7,992
Deutsche Bank AG	2,400	7/15/20	1.265%	CPI#	52,314

					$60,306

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$8,000	12/01/17	SIFMA*	3.792%	$457,820

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

54	• AB MUNICIPAL INCOME FUND II

AB Massachusetts Portfolio—Portfolio of Investments

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2016 and the aggregate market value of these securities amounted to $2,337,196 or 0.96% of net assets.

(b)	Variable rate coupon, rate shown as of May 31, 2016.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the market value of this security amounted to $869,400 or 0.4% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.8% and 0.0%, respectively.

Glossary:

AGM	– Assured Guaranty Municipal
BAM	– Build American Mutual
CME	– Chicago Mercantile Exchange
ETM	– Escrowed to Maturity
LIBOR	– London Interbank Offered Rates
NATL	– National Interstate Corporation
SRF	– State Revolving Fund

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	55

AB Massachusetts Portfolio—Portfolio of Investments

AB MICHIGAN PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.3%
Long-Term Municipal Bonds – 98.3%
Michigan – 78.0%
Birmingham City School District/MI Series 2015 5.00%, 5/01/30	$1,000	$1,229,070
City of Detroit MI Series 2010 5.00%, 11/01/30	2,000	2,114,040
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/32	2,000	2,245,480
City of Grand Rapids MI Sanitary Sewer System Revenue Series 2012 5.00%, 1/01/30	1,180	1,382,866
Series 2016 5.00%, 1/01/34	1,000	1,214,600
City of Holland MI Series 2014A 5.00%, 7/01/33	1,250	1,406,387
Detroit City School District Series 2012A 5.00%, 5/01/31	2,365	2,646,577
Dexter Community Schools AGM Series 2008 5.00%, 5/01/25	1,250	1,343,412
Lansing Community College Series 2012 5.00%, 5/01/32	1,240	1,427,724
Michigan Finance Authority Series 2010A 5.00%, 12/01/27 (Pre-refunded/ETM)	10	11,696
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/34	1,000	1,147,140
Michigan Finance Authority (Detroit City School District State Aid) Series 2015B 4.75%, 6/01/16(a)	200	200,000
Michigan Finance Authority (Michigan Finance Authority SRF) Series 2012 5.00%, 10/01/30	1,000	1,176,150

56	• AB MUNICIPAL INCOME FUND II

AB Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Oakwood Obligated Group) Series 2013 5.00%, 8/15/31	$1,500	$1,749,945
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31	1,165	1,339,121
Michigan Finance Authority (Trinity Health Corp. Obligated Group) Series 2010A 5.00%, 12/01/27	990	1,132,174
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,875	2,088,656
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2015I 5.00%, 4/15/33	2,250	2,694,217
Michigan State Hospital Finance Authority (Henry Ford Health System Obligated Group) Series 2006A 5.25%, 11/15/32	1,600	1,633,456
Michigan State Housing Development Authority (Danbury Superior Ltd. Dividend Housing Association LP) Series 2002A 5.30%, 6/01/35	2,255	2,271,484
Michigan State University Series 2013A 5.00%, 8/15/38	2,000	2,369,480
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	620	596,372
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	500	525,745
Michigan Strategic Fund (Michigan Strategic Fund State Lease) Series 2011 5.25%, 10/15/31	2,150	2,481,358
Oakland University Series 2012 5.00%, 3/01/27-3/01/32	2,600	2,986,713

AB MUNICIPAL INCOME FUND II •	57

AB Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Plymouth Educational Center Charter School Series 2005 5.125%, 11/01/18(b)	$1,050	$1,048,887
State of Michigan (State of Michigan Fed Hwy Grant) AGM Series 2007 5.25%, 9/15/26	2,500	2,626,525
Wayne County Airport Authority Series 2014B 5.00%, 12/01/44	1,000	1,144,150

		44,233,425

Florida – 1.0%
Pinellas County Educational Facilities Authority (Barry University, Inc.) Series 2012 5.00%, 10/01/27	500	564,910

Georgia – 2.6%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014B 5.00%, 1/01/32	1,250	1,488,237

Illinois – 2.1%
Illinois State Toll Highway Authority Series 2016A 5.00%, 12/01/32	1,000	1,206,070

Massachusetts – 0.9%
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	450	481,572

New York – 3.1%
New York City Municipal Water Finance Authority Series 2014D 5.00%, 6/15/39	1,000	1,194,570
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 0.718%, 1/01/39(c)	300	267,071
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 1.085%, 3/01/27(c)	300	285,225

		1,746,866

58	• AB MUNICIPAL INCOME FUND II

AB Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 6.2%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/17	$1,215	$1,255,120
Series 2008 5.125%, 12/01/27	145	157,448
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Ascension Health Credit Group) Series 2000A 6.125%, 11/15/30	2,000	2,124,680

		3,537,248

Tennessee – 0.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University) Series 2012 5.00%, 11/01/29	400	453,776

Texas – 3.6%
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/32	1,000	1,219,330
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	470	561,110
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	235	276,677

		2,057,117

Total Municipal Obligations (cost $52,339,329)		55,769,221

AB MUNICIPAL INCOME FUND II •	59

AB Michigan Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(d)(e) (cost $314,004)	314,004	$314,004

Total Investments – 98.9% (cost $52,653,333)		56,083,225
Other assets less liabilities – 1.1%		625,333

Net Assets – 100.0%		$56,708,558

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$1,500	10/29/21	3 Month LIBOR	2.022%	$40,637

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$500	12/14/20	1.548%	CPI	#	$1,737
Deutsche Bank AG	600	7/15/20	1.265%	CPI	#	13,079

						$14,816

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate market value of these securities amounted to $796,372 or 1.4% of net assets.

(b)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Plymouth Educational Center Charter School Series 2005 5.13%, 11/01/18	11/30/05	$1,050,000	$1,048,887	1.85%

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2016 and the aggregate market value of these securities amounted to $552,296 or 0.97% of net assets.

60	• AB MUNICIPAL INCOME FUND II

AB Michigan Portfolio—Portfolio of Investments

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 8.1% and 0.0%, respectively.

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CME	– Chicago Mercantile Exchange
ETM	– Escrowed to Maturity
LIBOR	– London Interbank Offered Rates
SRF	– State Revolving Fund
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	61

AB Michigan Portfolio—Portfolio of Investments

AB MINNESOTA PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.6%
Long-Term Municipal Bonds – 96.6%
Minnesota – 96.6%
Anoka-Hennepin Independent School District No 11 COP Series 2014A 5.00%, 2/01/34	$1,695	$1,954,250
Central Minnesota Municipal Power Agency Series 2012 5.00%, 1/01/32	2,200	2,520,408
City of Center City MN (Hazelden Betty Ford Foundation) Series 2014 5.00%, 11/01/29-11/01/44	800	926,013
City of Duluth MN Series 2016A 5.00%, 2/01/31	1,000	1,236,580
City of Maple Grove MN (Maple Grove Hospital Corp.) Series 2007 5.00%, 5/01/22	650	671,769
City of Minneapolis MN Series 2010 4.875%, 8/01/25 (Pre-refunded/ETM)	1,170	1,270,094
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	1,000	1,173,380
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.25%, 12/01/30	1,000	1,206,670
City of Minneapolis MN/St Paul Housing & Redevelopment Authority (Children’s Health Care) Series 2010A 5.25%, 8/15/25-8/15/35	1,500	1,723,065
City of Minnetonka MN (Minnetonka Heights LP) Series 1999A 5.30%, 1/20/27	1,620	1,621,701
City of Rochester MN (Mayo Clinic) Series 2010D 5.00%, 11/15/38	1,000	1,128,040

62	• AB MUNICIPAL INCOME FUND II

AB Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of St Cloud MN (CentraCare Health System Obligated Group) Series 2010A 5.125%, 5/01/30 (Pre-refunded/ETM)	$1,500	$1,730,333
City of St Louis Park MN Series 2009 5.50%, 7/01/29 (Pre-refunded/ETM)	1,150	1,308,332
City of St Paul MN (City of St Paul MN Sales Tax) Series 2014G 5.00%, 11/01/30-11/01/32	2,900	3,454,452
City of St Paul MN Recreational Facilities Revenue (Highland National Project) Series 2005 5.00%, 10/01/25	750	752,640
City of White Bear Lake MN (Renova Partners LP) Series 2001 5.60%, 10/01/30	1,000	999,990
Cloquet Independent School District No 94 Series 2015B 5.00%, 2/01/31	2,200	2,660,152
County of Hennepin MN Sales Tax Revenue Series 2008B 5.00%, 12/15/23	3,475	3,699,728
Housing & Redevelopment Authority of The City of St Paul Minnesota (Allina Health System) Series 2009 A-2 5.25%, 11/15/28	1,200	1,360,272
Housing & Redevelopment Authority of The City of St Paul Minnesota (Block 19 Ramp Parking Project) Series 2010A 5.00%, 8/01/30	1,870	2,052,044
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthEast Obligated Group) Series 2015A 5.00%, 11/15/40	600	683,370
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthPartners Obligated Group) Series 2015A 5.00%, 7/01/32	1,000	1,184,940
Hutchinson Utilities Commission Series 2012A 5.00%, 12/01/25	420	500,892

AB MUNICIPAL INCOME FUND II •	63

AB Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minneapolis-St Paul Metropolitan Airports Commission Series 2010A 5.00%, 1/01/30	$1,250	$1,405,087
Series 2012B 5.00%, 1/01/29	1,250	1,446,975
Minnesota Agricultural & Economic Development Board (Essentia Health) AGC Series 2008C-1 5.50%, 2/15/25	1,000	1,143,810
Minnesota Higher Education Facilities Authority (Carleton College) Series 2010D 5.00%, 3/01/30	2,000	2,204,540
Minnesota Higher Education Facilities Authority (College of St Scholastica, Inc.) Series 2010H 5.125%, 12/01/30	1,000	1,117,890
Minnesota Higher Education Facilities Authority (Gustavus Adolphus College) Series 2010B 5.00%, 10/01/31	2,770	3,067,304
Minnesota Higher Education Facilities Authority (St Catherine University) Series 2012S 5.00%, 10/01/32	1,400	1,570,520
Minnesota Higher Education Facilities Authority (St Olaf College) Series 2010 7-F 5.00%, 10/01/20	700	784,560
Series 20158 5.00%, 12/01/32	1,000	1,207,310
Minnesota Higher Education Facilities Authority (University of St Thomas/Minneapolis) Series 2009 7-A 5.00%, 10/01/29	1,000	1,116,630
Minnesota Municipal Power Agency Series 2014 5.00%, 10/01/32	750	890,768
Minnesota Public Facilities Authority (Minnesota Public Facilities Authority SRF) Series 2016A 5.00%, 3/01/30	1,000	1,253,320
New Prague Independent School District No 721 Series 2015A 4.00%, 2/01/32	1,000	1,118,620

64	• AB MUNICIPAL INCOME FUND II

AB Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North St Paul-Maplewood-Oakdale Independent School District No 622 AGM Series 2006B 5.00%, 8/01/20	$3,425	$3,520,318
Northern Municipal Power Agency Series 2010A-2 5.00%, 1/01/23-1/01/24	4,135	4,705,204
St Paul Port Authority (Amherst H Wilder Foundation/MN) Series 2010-3 5.00%, 12/01/29	2,445	2,660,967
St Paul Port Authority (St Paul Port Authority State Lease) Series 2013-3 5.00%, 12/01/24	3,945	4,848,089
State of Minnesota (State of Minnesota Pub Safety Communications) AGC Series 2009 5.00%, 6/01/21	1,970	2,206,853
University of Minnesota Series 2014B 4.00%, 1/01/32	2,000	2,233,700
5.00%, 1/01/39	1,500	1,766,445
Waconia Independent School District No 110 Series 2015B 4.00%, 2/01/34	1,545	1,714,270
Western Minnesota Municipal Power Agency Series 2014A 5.00%, 1/01/40	2,500	2,900,900

Total Municipal Obligations (cost $75,135,903)		80,703,195

	Shares
SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(a)(b) (cost $1,702,666)	1,702,666	1,702,666

Total Investments – 98.6% (cost $76,838,569)		82,405,861
Other assets less liabilities – 1.4%		1,167,119

Net Assets – 100.0%		$83,572,980

AB MUNICIPAL INCOME FUND II •	65

AB Minnesota Portfolio—Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$5,000	1/10/21	3 Month LIBOR	1.898%	$102,991

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$850	12/14/20	1.548%	CPI#	$2,953
Deutsche Bank AG	800	7/15/20	1.265%	CPI#	17,438

					$20,391

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,500	8/01/16	SIFMA*	4.071%	$31,723

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 8.5% and 0.0%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
CME	– Chicago Mercantile Exchange
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
LIBOR	– London Interbank Offered Rates
SRF	– State Revolving Fund

See notes to financial statements.

66	• AB MUNICIPAL INCOME FUND II

AB Minnesota Portfolio—Portfolio of Investments

AB NEW JERSEY PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.2%
Long-Term Municipal Bonds – 98.2%
New Jersey – 71.0%
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/36	$3,500	$4,229,680
Landis Sewage Authority NATL Series 1993 8.926%, 9/19/19(a)	1,150	1,267,519
Middlesex County Improvement Authority (Skyline Obligated Group) Series 2001 5.25%, 7/01/21	555	556,460
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/26	3,320	3,733,506
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/30	4,000	4,315,080
New Jersey Economic Development Authority (NJ Metromall Urban Renewal, Inc.) Series 2002 6.50%, 4/01/28	1,000	1,242,790
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/28	1,000	1,135,370
5.50%, 1/01/27	1,000	1,183,930
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2012 5.00%, 6/01/32	4,000	4,546,320
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	1,165	1,293,500
New Jersey Educational Facilities Authority (Kean University) AGM Series 2015H 5.00%, 7/01/34	2,500	2,911,975
New Jersey Educational Facilities Authority (Princeton Theological Seminary) Series 2010A 5.00%, 7/01/28	5,000	5,814,600

AB MUNICIPAL INCOME FUND II •	67

AB New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Educational Facilities Authority (Stockton University) Series 2008A 5.50%, 7/01/23	$4,500	$4,879,395
New Jersey Health Care Facilities Financing Authority AGC Series 2004A 5.25%, 7/01/23 (Pre-refunded/ETM)	2,085	2,565,655
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008A 5.125%, 7/01/22	1,000	1,085,690
New Jersey Health Care Facilities Financing Authority (Hackensack University Medical Center) Series 2010 5.00%, 1/01/34	1,940	2,126,570
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	2,100	2,356,011
New Jersey Health Care Facilities Financing Authority (Palisades Medical Center Obligated Group) Series 2013 5.25%, 7/01/31	1,800	2,015,064
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) NATL Series 2006A 5.00%, 6/15/18	3,400	3,406,426
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2015A 5.25%, 6/15/41	1,250	1,381,437
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/43	5,200	5,966,584
Series 2013C 0.95% (SIFMA + 0.55%), 1/01/18(b)	1,000	996,700
NATL Series 2000B 0.70%, 1/01/30(c)	600	551,195
North Hudson Sewerage Authority/NJ NATL Series 2001A Zero Coupon, 8/01/24 (Pre-refunded/ETM)	8,875	7,748,585

68	• AB MUNICIPAL INCOME FUND II

AB New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rutgers The State University of New Jersey Series 2009F 5.00%, 5/01/30 (Pre-refunded/ETM)	$1,000	$1,116,310
Series 2013L 5.00%, 5/01/30	4,500	5,373,675
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41	2,000	1,928,140
Union County Improvement Authority (Township of Union NJ/Union County Lease) NATL Series 2003A 5.25%, 8/15/23	2,885	2,895,299
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	4,560	5,032,416

		83,655,882

California – 0.4%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	400	439,896

District of Columbia – 3.0%
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	3,070	3,496,515

Idaho – 3.6%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2014 5.00%, 7/15/31	3,600	4,234,644

Illinois – 1.9%
Kane Cook & DuPage Counties School District No U-46 Elgin Series 2015D 5.00%, 1/01/34	1,000	1,131,020
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	1,000	1,111,260

		2,242,280

AB MUNICIPAL INCOME FUND II •	69

AB New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maryland – 1.0%
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center, Inc.) Series 2015 5.00%, 7/01/45	$1,000	$1,133,230

Massachusetts – 0.1%
Commonwealth of Massachusetts NATL Series 2000G 0.48%, 12/01/30(c)	200	181,559

New York – 10.5%
New York State Dormitory Authority Series 2012D 5.00%, 2/15/29 (Pre-refunded/ETM)	290	349,114
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 2/15/29	1,750	2,084,443
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 1.085%, 3/01/27(c)	470	446,853
Port Authority of New York & New Jersey Series 2012 5.00%, 7/15/30	4,250	4,965,912
Series 2014 5.00%, 9/01/31	1,100	1,302,796
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	3,175	3,187,065

		12,336,183

Ohio – 0.0%
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 7.125%, 8/01/25(d)	500	10,000
Series 2014 10.635%, 8/01/25(d)	67	1,346

		11,346

Pennsylvania – 4.3%
Delaware River Port Authority Series 2010D 5.00%, 1/01/28-1/01/29	4,530	5,091,247

70	• AB MUNICIPAL INCOME FUND II

AB New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.4%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/17	$1,310	$1,353,256
Series 2008 5.125%, 12/01/27	305	331,184

		1,684,440

Texas – 1.0%
Texas State Public Finance Authority Charter School Finance Corp. (KIPP Austin Public Schools, Inc.) Series 2014A 5.00%, 8/15/34	1,000	1,167,330

Total Municipal Obligations (cost $105,204,274)		115,674,552

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(e)(f) (cost $448,507)	448,507	448,507

Total Investments – 98.6% (cost $105,652,781)		116,123,059
Other assets less liabilities – 1.4%		1,617,643

Net Assets – 100.0%		$117,740,702

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,100	12/14/20	1.548%	CPI	#	$3,822
Deutsche Bank AG	1,200	7/15/20	1.265%	CPI	#	26,157

						$29,979

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

AB MUNICIPAL INCOME FUND II •	71

AB New Jersey Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,000	10/21/16	SIFMA	*	4.129%	$55,499

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Variable rate coupon, rate shown as of May 31, 2016.

(b)	Floating Rate Security. Stated interest rate was in effect at May 31, 2016.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2016 and the aggregate market value of these securities amounted to $1,179,607 or 1.00% of net assets.

(d)	Illiquid security.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 25.0% and 8.9%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation

See notes to financial statements.

72	• AB MUNICIPAL INCOME FUND II

AB New Jersey Portfolio—Portfolio of Investments

AB OHIO PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 99.2%
Ohio – 83.4%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	$1,300	$1,259,492
Central Ohio Solid Waste Authority Series 2012 5.00%, 12/01/29 (Pre-refunded/ETM)	155	188,469
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	4,500	5,314,770
City of Cleveland OH Series 2008 5.25%, 5/15/24 (Pre-refunded/ETM)	2,500	2,715,325
Series 2012 5.00%, 12/01/28	2,215	2,638,619
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	4,000	4,090,040
City of Columbus OH Series 2014A 4.00%, 2/15/28	3,510	3,965,809
Cleveland Department of Public Utilities Division of Public Power NATL Series 2006A 5.00%, 11/15/18 (Pre-refunded/ETM)	1,135	1,157,609
5.00%, 11/15/18	1,030	1,050,899
Cleveland Department of Public Utilities Division of Water NATL Series 2007O 5.00%, 1/01/23 (Pre-refunded/ETM)	2,500	2,563,625
Cleveland Municipal School District Series 2015A 5.00%, 12/01/33	3,000	3,503,700
Cleveland State University Series 2012 5.00%, 6/01/30	3,000	3,525,840
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 7.125%, 8/01/25(a)	500	10,000
Series 2014 10.635%, 8/01/25(a)	67	1,346
Columbus City School District Series 2016A 5.00%, 12/01/31(b)	1,000	1,215,300

AB MUNICIPAL INCOME FUND II •	73

AB Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Allen OH (Mercy Health/OH) Series 2010B 5.25%, 9/01/27	$2,350	$2,711,007
County of Cuyahoga OH AGC Series 2004 5.00%, 11/15/19	1,515	1,519,378
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.25%, 12/01/25	3,200	3,770,016
County of Cuyahoga OH (County of Cuyahoga OH Sales Tax) Series 2014 5.00%, 12/01/34	1,000	1,208,970
County of Franklin OH (Agler Green LP) Series 2002A 5.65%, 5/20/32	770	772,741
5.80%, 5/20/44	1,150	1,153,933
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	865	868,062
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,625	1,726,806
County of Hamilton OH Sewer System Revenue Series 2013A 5.00%, 12/01/31	4,305	5,153,343
County of Scioto OH (Southern Ohio Medical Center Obligated Group) Series 2016 5.00%, 2/15/33	1,000	1,191,320
Cuyahoga Community College District Series 2009C 5.00%, 8/01/24 (Pre-refunded/ETM)	1,545	1,765,394
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.00%, 1/15/40	575	590,255
Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/31	1,300	1,571,661

74	• AB MUNICIPAL INCOME FUND II

AB Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Gallia County Local School District Series 2014 5.00%, 11/01/29	$2,000	$2,404,020
Kent State University Series 2012A 5.00%, 5/01/30-5/01/31	4,005	4,688,493
Miami University/Oxford OH Series 2011 5.00%, 9/01/31	1,000	1,154,560
Mount Healthy City School District Series 2015 5.00%, 12/01/33	1,000	1,182,700
Northeast Ohio Regional Sewer District Series 2013 5.00%, 11/15/43	3,000	3,504,900
Ohio Higher Educational Facility Commission (Denison University) Series 2012 5.00%, 11/01/32	590	692,518
Ohio Higher Educational Facility Commission (University of Dayton) Series 2011A 5.375%, 12/01/30	750	873,015
Ohio University Series 2013 5.00%, 12/01/32	3,120	3,710,398
Ohio Water Development Authority Series 2010A 5.00%, 12/01/22 (Pre-refunded/ETM)	3,900	4,434,417
Ohio Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008C 3.95%, 11/01/32	1,200	1,221,744
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2014 4.00%, 6/01/18	1,500	1,596,015
Princeton City School District Series 2014 4.00%, 12/01/31	1,000	1,107,700
5.00%, 12/01/39	750	883,897
Summit County Development Finance Authority Series 2012 5.00%, 12/01/25	3,760	4,589,682
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	1,270	1,569,136

AB MUNICIPAL INCOME FUND II •	75

AB Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

University of Akron (The) Series 2014A 5.00%, 1/01/32	$4,080	$4,770,866

		95,587,790

California – 0.7%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(c)	750	830,557
State of California Series 2004 5.25%, 4/01/29	5	5,019

		835,576

Florida – 2.3%
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,154,410
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,300	1,499,602

		2,654,012

Georgia – 0.4%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	500	501,210

Illinois – 2.3%
Illinois State Toll Highway Authority Series 2013A 5.00%, 1/01/32	2,250	2,603,970

Massachusetts – 0.5%
Commonwealth of Massachusetts NATL Series 2000G 0.48%, 12/01/30(d)	625	567,371

New York – 4.2%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/29	3,365	3,961,749
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)	110	130,531

76	• AB MUNICIPAL INCOME FUND II

AB Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	$635	$709,606

		4,801,886

North Carolina – 0.4%
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35	375	403,519

Puerto Rico – 0.4%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	375	407,194

Tennessee – 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University) Series 2012 5.00%, 11/01/29	630	714,697

Texas – 4.0%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	1,000	1,171,340
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	1,025	1,209,787
North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	700	827,820
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	740	883,449
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	370	435,620

		4,528,016

Total Municipal Obligations (cost $105,494,537)		113,605,241

AB MUNICIPAL INCOME FUND II •	77

AB Ohio Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(e)(f) (cost $628,933)	628,933	$628,933

Total Investments – 99.7% (cost $106,123,470)		114,234,174
Other assets less liabilities – 0.3%		343,059

Net Assets – 100.0%		$114,577,233

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,050	12/14/20	1.548%	CPI#	$3,648
Deutsche Bank AG	1,200	7/15/20	1.265%	CPI#	26,157

					$29,805

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,600	8/01/16	SIFMA*	4.071%	$32,629

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Illiquid security.

(b)	When-Issued or delayed delivery security.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the market value of this security amounted to $830,557 or 0.7% of net assets.

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2016 and the aggregate market value of this security amounted to $567,371 or 0.50% of net assets.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

78	• AB MUNICIPAL INCOME FUND II

AB Ohio Portfolio—Portfolio of Investments

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.6% and 3.3%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AMBAC – Ambac Assurance Corporation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	79

AB Ohio Portfolio—Portfolio of Investments

AB PENNSYLVANIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.9%
Long-Term Municipal Bonds – 99.9%
Pennsylvania – 84.2%
Adams County Industrial Development Authority (Gettysburg College) Series 2010 5.00%, 8/15/25	$1,090	$1,243,265
Allegheny County Industrial Development Authority (Residential Resources, Inc./PA) Series 2006 5.00%, 9/01/21	500	503,665
Bensalem Township School District Series 2013 5.00%, 6/01/30	3,345	3,993,963
Bucks County Water & Sewer Authority AGM Series 2011 5.00%, 12/01/29	1,255	1,458,498
AGM Series 2015A 5.00%, 12/01/37-12/01/40	1,780	2,081,479
Carlisle Area School District Series 2011 5.00%, 9/01/25	4,000	4,784,760
Cheltenham Township School District Series 2016B 5.00%, 2/15/36	1,000	1,176,980
City of Philadelphia PA Series 2014A 5.25%, 7/15/31	2,500	2,993,225
City of Pittsburgh PA AGM Series 2006C 5.25%, 9/01/17 (Pre-refunded/ETM)	2,000	2,023,120
Commonwealth of Pennsylvania Series 2013 5.00%, 4/01/28	1,800	2,116,602
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	300	320,529
Delaware County Authority (Elwyn) Series 2010 5.00%, 6/01/25	1,645	1,696,159
Delaware County Regional Water Quality Control Authority Series 2013 5.00%, 5/01/30	2,070	2,448,417

80	• AB MUNICIPAL INCOME FUND II

AB Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Delaware River Port Authority Series 2010D 5.00%, 1/01/29	$4,470	$5,017,933
Lancaster County Hospital Authority/PA (University of Pennsylvania Health System Obligated Group (The)) Series 2016 5.00%, 8/15/33	1,165	1,417,549
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)	735	858,392
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35	765	833,207
New Wilmington Municipal Authority (Westminster College/PA) AGC Series 2007 5.00%, 5/01/27	1,040	1,063,254
Norristown Area School District COP Series 2012 5.00%, 4/01/32	1,000	1,078,410
Northampton County General Purpose Authority (Lafayette College) Series 2013A 5.00%, 11/01/32	2,000	2,394,600
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp (The)) Series 2012A 5.00%, 11/01/32	2,000	2,262,800
Pennsylvania Higher Educational Facilities Authority (Bryn Mawr College) Series 2014 5.00%, 12/01/44	1,000	1,176,030
Pennsylvania Higher Educational Facilities Authority (Thomas Jefferson University) Series 2010 5.00%, 3/01/27-3/01/28	2,850	3,199,707
Pennsylvania Industrial Development Authority Series 2008 5.50%, 7/01/23 (Pre-refunded/ETM)	1,060	1,162,216
Pennsylvania Intergovernmental Cooperation Authority Series 2009 5.00%, 6/15/23	4,000	4,478,120

AB MUNICIPAL INCOME FUND II •	81

AB Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Series 2010B-2 5.00%, 12/01/30	$2,185	$2,495,729
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40	400	405,320
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(a)(b)	350	3,500
Philadelphia Authority for Industrial Development (Temple University) Series 2016-2 5.00%, 4/01/29	1,000	1,205,700
Philadelphia Gas Works Co. Series 2010-9 5.00%, 8/01/30	2,000	2,239,220
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/26	2,725	3,110,887
Reading Area Water Authority Series 2011 5.00%, 12/01/31	1,000	1,159,310
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/23	4,000	4,362,640
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Sales Tax) AGM Series 2010 5.00%, 2/01/31	1,075	1,218,297
St Mary Hospital Authority (Trinity Health Corp. Obligated Group) Series 2010B 5.00%, 11/15/17	2,085	2,210,976
Township of Lower Paxton PA Series 2014 5.00%, 4/01/44	4,000	4,623,720
University of Pittsburgh-of the Commonwealth System of Higher Education Series 2014A 4.00%, 9/15/37	3,320	3,604,922
Wilkes-Barre Finance Authority Series 2007 5.00%, 3/01/22 (Pre-refunded/ETM)	305	314,812

82	• AB MUNICIPAL INCOME FUND II

AB Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wilkes-Barre Finance Authority (University of Scranton (The)) Series 2010 5.00%, 11/01/30	$2,500	$2,843,425
Wilkes-Barre Finance Authority (Wilkes University) Series 2007 5.00%, 3/01/22	205	211,095

		81,792,433

District of Columbia – 3.1%
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	2,625	2,989,691

Massachusetts – 1.8%
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2013A 5.00%, 5/15/32	1,500	1,800,315

New York – 7.5%
New York City Municipal Water Finance Authority Series 2014D 5.00%, 6/15/39	1,000	1,194,570
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	1,735	2,089,530
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 1.085%, 3/01/27(c)	490	465,868
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 1/01/28	3,000	3,566,850

		7,316,818

Puerto Rico – 1.3%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	1,180	1,281,303

AB MUNICIPAL INCOME FUND II •	83

AB Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 2.0%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	$1,200	$1,405,608
City of Houston TX Airport System Revenue AGM Series 2000P 0.88%, 7/01/30(c)	550	506,008

		1,911,616

Total Investments – 99.9% (cost $89,022,149)		97,092,176
Other assets less liabilities – 0.1%		71,698

Net Assets – 100.0%		$97,163,874

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$2,900	1/10/21	3 Month LIBOR	1.898%	$59,735

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$980	12/14/20	1.548%	CPI#	$3,405
Deutsche Bank AG	1,000	7/15/20	1.265%	CPI#	21,798

					$25,203

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Illiquid security.

(b)	Security is in default and is non-income producing.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2016 and the aggregate market value of these securities amounted to $971,876 or 1.00% of net assets.

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.1% and 2.1%, respectively.

84	• AB MUNICIPAL INCOME FUND II

AB Pennsylvania Portfolio—Portfolio of Investments

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CME	– Chicago Mercantile Exchange
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
LIBOR	– London Interbank Offered Rates

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	85

AB Pennsylvania Portfolio—Portfolio of Investments

AB VIRGINIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.1%
Long-Term Municipal Bonds – 98.1%
Virginia – 74.1%
Arlington County Industrial Development Authority (AHC LP-3/VA) Series 2001 5.15%, 11/01/31	$1,345	$1,347,233
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 3/01/45(a)	585	603,872
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,000	1,035,980
City of Chesapeake VA Series 2010D 5.00%, 12/01/25	2,275	2,653,241
City of Hampton VA Series 2010A 5.00%, 1/15/21	1,750	1,928,412
City of Newport News VA Series 2014A 5.00%, 7/15/30-7/15/32	2,000	2,440,740
City of Richmond VA Series 2009A 5.00%, 7/15/27	1,400	1,568,644
City of Richmond VA (City of Richmond VA Public Utility Revenue) Series 2009 5.00%, 1/15/28	1,000	1,099,770
Series 2013A 5.00%, 1/15/29	1,970	2,361,537
City of Suffolk VA Series 2010A 5.00%, 8/01/22	2,080	2,409,035
Series 2011 5.00%, 2/01/26	5,060	5,876,583
NATL Series 2007A 5.00%, 2/01/20 (Pre-refunded/ETM)	1,710	1,759,676
5.00%, 2/01/20	1,290	1,327,733
City of Virginia Beach VA Water & Sewer System Revenue Series 2005 5.00%, 10/01/30	2,000	2,006,500

86	• AB MUNICIPAL INCOME FUND II

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Henrico VA Series 2008A 5.00%, 12/01/26 (Pre-refunded/ETM)	$1,000	$1,103,520
Series 2010 5.00%, 7/15/24	6,600	7,627,356
County of Henrico VA Water & Sewer Revenue Series 2009 5.00%, 5/01/25 (Pre-refunded/ETM)	1,165	1,302,284
Series 2009A 5.00%, 5/01/27 (Pre-refunded/ETM)	1,200	1,341,408
County of Isle Wight VA Series 2008B 6.00%, 7/01/27 (Pre-refunded/ETM)	3,500	3,958,605
Culpeper County Economic Development Authority Series 2014 4.00%, 6/01/29	2,955	3,308,477
Dullles Town Center Community Development Authority Series 2012 4.25%, 3/01/26	1,000	1,021,420
Fairfax County Economic Development Authority Series 2011 5.00%, 4/01/28 (Pre-refunded/ETM)	8,635	9,921,788
Fairfax County Economic Development Authority (County of Fairfax VA Lease) Series 2014A 5.00%, 10/01/34	1,000	1,200,180
Fairfax County Economic Development Authority (Fairfax County EDA Transportation Impt Dist) Series 2016 4.00%, 4/01/35	2,000	2,243,240
Fairfax County Economic Development Authority (Goodwin House, Inc.) Series 2007 5.00%, 10/01/22	1,000	1,054,390
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) Series 2009C 5.00%, 5/15/25	1,000	1,119,090
Series 2012 5.00%, 5/15/35	1,800	2,103,678
Series 2014A 5.00%, 5/15/44	2,000	2,328,660

AB MUNICIPAL INCOME FUND II •	87

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/30-6/15/31	$5,000	$6,024,850
Hampton Roads Sanitation District Series 2008 5.00%, 4/01/25 (Pre-refunded/ETM)	6,650	7,158,259
Series 2016A 5.00%, 8/01/34	4,000	4,977,600
Hanover County Economic Development Authority (Covenant Woods) Series 2012A 5.00%, 7/01/42	2,000	2,095,900
Harrisonburg Industrial Development Authority (Rockingham Memorial Hospital) AMBAC Series 2006 5.00%, 8/15/22-8/15/25	7,850	7,924,472
Henrico County Economic Development Authority (Bon Secours Health System, Inc. Obligated Group) Series 2013 5.00%, 11/01/30	2,000	2,279,200
James City County Economic Development Authority AGM Series 2006 5.00%, 6/15/22 (Pre-refunded/ETM)	4,385	4,581,580
Lexington Industrial Development Authority (VMI Obligated Group) Series 2006B 5.00%, 12/01/30 (Pre-refunded/ETM)	3,885	4,349,646
Loudoun County Sanitation Authority Series 2010 5.00%, 1/01/29	3,820	4,318,243
Montgomery County Industrial Development Authority/VA Series 2008 5.00%, 2/01/24 (Pre-refunded/ETM)	2,000	2,139,340
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36	250	286,455
Newport News Redevelopment & Housing Authority (Walker-Newport News LP) Series 2002A 5.55%, 9/20/34	1,880	1,887,294
5.65%, 3/20/44	1,660	1,666,142

88	• AB MUNICIPAL INCOME FUND II

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Norfolk Economic Development Authority (Bon Secours Health System, Inc. Obligated Group) Series 2013 5.00%, 11/01/29	$2,200	$2,511,300
Prince William County Industrial Development Authority (George Mason University Foundation Prince William Life Sciences LAB LLC) Series 2011 5.50%, 9/01/31	3,750	4,457,850
Roanoke County Economic Development Authority (City of Roanoke VA Lease) Series 2015 5.00%, 10/15/35	1,750	2,113,282
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) AGM Series 2005C 5.00%, 7/01/27	3,000	3,392,190
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	4,000	3,726,440
Town of Leesburg VA Series 2011A 5.00%, 1/15/24	2,040	2,379,109
Virginia College Building Authority (Liberty University, Inc.) Series 2010 5.25%, 3/01/29	5,000	5,751,100
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/30(a)	1,615	1,770,363
Virginia College Building Authority (Roanoke College) Series 2007 5.00%, 4/01/23	1,000	1,033,640
Virginia Commonwealth University Health System Authority Series 2011 5.00%, 7/01/27	1,000	1,165,170
Virginia Port Authority Series 2010 5.00%, 7/01/30	2,250	2,485,260
Series 2015A 5.00%, 7/01/35	4,500	5,253,300

AB MUNICIPAL INCOME FUND II •	89

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia Resources Authority Series 2009 5.00%, 10/01/25 (Pre-refunded/ETM)	$3,345	$3,790,052
Virginia Resources Authority (Virginia Pooled Financing Program Infrastructure) Series 2011B 5.00%, 11/01/26	5,000	5,963,600
Virginia Resources Authority (Virginia Resources Authority SRF) Series 2013 5.00%, 10/01/25	4,000	4,983,720
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 1/01/32	2,500	2,864,125
5.50%, 1/01/42	1,000	1,147,500
Virginia Small Business Financing Authority (Hampton University) Series 2014 5.25%, 10/01/29	4,125	4,993,601
Virginia Small Business Financing Authority (Wellmont Health System) Series 2007A 5.125%, 9/01/22	710	742,135
Winchester Economic Development Authority (Valley Health Obligated Group) Series 2015 5.00%, 1/01/34-1/01/35	3,500	4,102,545

		182,368,315

Arizona – 2.2%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	3,945	4,464,556
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	705	877,260

		5,341,816

California – 1.2%
California Statewide Communities Development Authority Series 2008 6.25%, 8/15/28 (Pre-refunded/ETM)	1,910	2,137,863

90	• AB MUNICIPAL INCOME FUND II

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	$660	$725,828

		2,863,691

Colorado – 0.6%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/28	1,220	1,413,224

District of Columbia – 6.8%
Metropolitan Washington Airports Authority Series 2009C 5.125%, 10/01/34	5,130	5,594,470
Series 2012A 5.00%, 10/01/30	2,480	2,836,029
Metropolitan Washington Airports Authority (Dulles Toll Road) Series 2010B 6.50%, 10/01/44(b)	4,300	4,913,911
Washington Metropolitan Area Transit Authority Series 2009A 5.25%, 7/01/27	3,000	3,344,790

		16,689,200

Florida – 0.6%
Pinellas County Educational Facilities Authority (Barry University, Inc.) Series 2012 5.00%, 10/01/27	400	451,928
5.25%, 10/01/30	1,000	1,122,630

		1,574,558

Georgia – 0.2%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	500	501,210

Illinois – 1.0%
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	2,200	2,444,772

AB MUNICIPAL INCOME FUND II •	91

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.5%
Commonwealth of Massachusetts NATL Series 2000G 0.48%, 12/01/30(c)	$1,250	$1,134,743

Michigan – 0.7%
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,575	1,754,471

Minnesota – 0.5%
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	1,000	1,218,410

New York – 3.3%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/28-11/15/29	5,745	6,771,641
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)	185	219,528
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	1,090	1,218,064

		8,209,233

North Carolina – 0.4%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37	1,000	1,052,040

Puerto Rico – 1.6%
Puerto Rico Electric Power Authority NATL Series 2003N 5.25%, 7/01/21	2,000	2,071,520
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	1,580	1,622,012
Series 2008 5.125%, 12/01/27	290	314,897

		4,008,429

92	• AB MUNICIPAL INCOME FUND II

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 2.4%
North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	$1,300	$1,537,380
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/36	1,150	1,254,869
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	1,110	1,325,173
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	555	653,429
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	1,000	1,234,420

		6,005,271

Washington – 0.2%
Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.00%, 10/01/32	400	451,128

Wisconsin – 1.8%
Wisconsin Health & Educational Facilities Authority Series 2012C 5.00%, 8/15/32 (Pre-refunded/ETM)	2,700	3,293,163
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,136,090

		4,429,253

Total Municipal Obligations (cost $222,460,125)		241,459,764

AB MUNICIPAL INCOME FUND II •	93

AB Virginia Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(d)(e) (cost $1,253,158)	1,253,158	$1,253,158

Total Investments – 98.6% (cost $223,713,283)		242,712,922
Other assets less liabilities – 1.4%		3,445,951

Net Assets – 100.0%		$246,158,873

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$10,900	3/09/21	3 Month LIBOR	1.383%	$(7,410)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$300	9/15/20	1.455%	CPI#	$612
Citibank, NA	2,270	12/14/20	1.548%	CPI#	7,888
Deutsche Bank AG	2,400	7/15/20	1.265%	CPI#	52,314

					$60,814

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$7,000	12/01/17	SIFMA*	3.792%	$400,592

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

94	• AB MUNICIPAL INCOME FUND II

AB Virginia Portfolio—Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate market value of these securities amounted to $2,374,235 or 1.0% of net assets.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2016 and the aggregate market value of this security amounted to $1,134,743 or 0.46% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.2% and 2.6%, respectively.

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CME	– Chicago Mercantile Exchange
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
LIBOR	– London Interbank Offered Rates
NATL	– National Interstate Corporation
SRF	– State Revolving Fund

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	95

AB Virginia Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2016

	AB Arizona		AB Massachusetts
Assets
Investments in securities, at value
Unaffiliated issuers (cost $119,190,374 and $217,394,753, respectively)	$127,390,225		$236,621,934
Affiliated issuers (cost $3,224,919 and $3,264,601, respectively)	3,224,919		3,264,601
Cash	65		– 0	–
Cash collateral due from broker	129,891		222,354
Receivable for investment securities sold	57,000		– 0	–
Interest receivable	2,225,004		3,186,052
Receivable for shares of beneficial interest sold	436,324		730,226
Receivable for variation margin on exchange-traded derivatives	6,747		11,653
Unrealized appreciation on interest rate swaps	– 0	–	457,820
Unrealized appreciation on inflation swaps	33,904		60,306

Total assets	133,504,079		244,554,946

Liabilities
Payable for investment securities purchased	1,244,500		– 0	–
Payable for shares of beneficial interest redeemed	108,315		307,193
Advisory fee payable	21,511		57,240
Distribution fee payable	43,422		83,693
Transfer Agent fee payable	1,471		4,860
Administrative fee payable	7,943		7,210
Dividends payable	38,828		113,059
Accrued expenses	64,501		80,668

Total liabilities	1,530,491		653,923

Net Assets	$131,973,588		$243,901,023

Composition of Net Assets
Shares of beneficial interest, at par	$116,177		$210,196
Additional paid-in capital	125,085,849		224,216,290
Distributions in excess of net investment income	(38,828)		(182,758)
Accumulated net realized loss on investment transactions	(1,418,470)		(386,016)
Net unrealized appreciation on investments	8,228,860		20,043,311

	$131,973,588		$243,901,023

See notes to financial statements.

96	• AB MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$106,036,805	9,331,701	$11.36	*

Class B	$386,489	34,066	$11.35

Class C	$25,550,294	2,251,970	$11.35

AB Massachusetts Portfolio

Class A	$189,259,361	16,304,124	$11.61	*

Class B	$159,841	13,795	$11.59

Class C	$54,481,821	4,701,685	$11.59

*	The maximum offering price per share for Class A of AB Arizona Portfolio and AB Massachusetts Portfolio were $11.71 and $11.97, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	97

Statement of Assets & Liabilities

	AB Michigan		AB Minnesota
Assets
Investments in securities, at value
Unaffiliated issuers (cost $52,339,329 and $75,135,903, respectively)	$55,769,221		$80,703,195
Affiliated issuers (cost $314,004 and $1,702,666, respectively)	314,004		1,702,666
Cash collateral due from broker	30,321		90,686
Receivable for investment securities sold	10,000		– 0	–
Interest receivable	704,454		1,176,358
Receivable for shares of beneficial interest sold	5,555		40,603
Receivable for variation margin on exchange-traded derivatives	1,589		4,378
Unrealized appreciation on interest rate swaps	– 0	–	31,723
Unrealized appreciation on inflation swaps	14,816		20,391
Receivable due from Adviser	5,674		– 0	–

Total assets	56,855,634		83,770,000

Liabilities
Payable for shares of beneficial interest redeemed	35,178		68,988
Advisory fee payable	– 0	–	7,133
Distribution fee payable	23,290		27,095
Transfer Agent fee payable	1,572		1,357
Administrative fee payable	7,943		7,210
Dividends payable	16,198		19,772
Legal fee payable	12,166		12,166
Audit and tax fee payable	29,262		31,148
Custody fee payable	11,234		– 0	–
Accrued expenses	10,233		22,151

Total liabilities	147,076		197,020

Net Assets	$56,708,558		$83,572,980

Composition of Net Assets
Shares of beneficial interest, at par	$53,054		$79,287
Additional paid-in capital	55,552,947		77,649,085
Distributions in excess of net investment income	(16,198)		(30,359)
Accumulated net realized gain (loss) on investment transactions	(2,366,590)		152,570
Net unrealized appreciation on investments	3,485,345		5,722,397

	$56,708,558		$83,572,980

See notes to financial statements.

98	• AB MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Michigan Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$37,799,676	3,534,591	$10.69	*

Class B	$238,715	22,368	$10.67

Class C	$18,670,167	1,748,470	$10.68

AB Minnesota Portfolio

Class A	$67,380,592	6,393,672	$10.54	*

Class B	$14,769	1,400	$10.55

Class C	$16,177,619	1,533,580	$10.55

*	The maximum offering price per share for Class A of AB Michigan Portfolio and AB Minnesota Portfolio were $11.02 and $10.87, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	99

Statement of Assets & Liabilities

	AB New Jersey		AB Ohio
Assets
Investments in securities, at value
Unaffiliated issuers (cost $105,204,274 and $105,494,537, respectively)	$115,674,552		$113,605,241
Affiliated issuers (cost $448,507 and $628,933, respectively)	448,507		628,933
Cash	80		– 0	–
Interest receivable	1,792,589		1,697,985
Receivable for shares of beneficial interest sold	63,572		82,023
Unrealized appreciation on interest rate swaps	55,499		32,629
Unrealized appreciation on inflation swaps	29,979		29,805

Total assets	118,064,778		116,076,616

Liabilities
Payable for investment securities purchased	– 0	–	1,183,080
Payable for shares of beneficial interest redeemed	119,105		140,630
Advisory fee payable	19,351		19,598
Distribution fee payable	42,868		40,137
Transfer Agent fee payable	2,084		1,686
Administrative fee payable	7,210		7,210
Dividends payable	65,497		39,065
Audit and tax fee payable	31,148		– 0	–
Accrued expenses	36,813		67,977

Total liabilities	324,076		1,499,383

Net Assets	$117,740,702		$114,577,233

Composition of Net Assets
Shares of beneficial interest, at par	$118,596		$112,379
Additional paid-in capital	111,553,567		111,949,033
Distributions in excess of net investment income	(78,096)		(49,955)
Accumulated net realized loss on investment transactions	(4,409,121)		(5,607,362)
Net unrealized appreciation on investments	10,555,756		8,173,138

	$117,740,702		$114,577,233

See notes to financial statements.

100	• AB MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB New Jersey Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$87,364,723	8,801,276	$9.93	*

Class B	$281,536	28,361	$9.93

Class C	$30,094,443	3,029,935	$9.93

AB Ohio Portfolio

Class A	$87,480,159	8,579,186	$10.20	*

Class B	$52,173	5,123	$10.18

Class C	$27,044,901	2,653,596	$10.19

*	The maximum offering price per share for Class A of AB New Jersey Portfolio and AB Ohio Portfolio were $10.24 and $10.52, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	101

Statement of Assets & Liabilities

	AB Pennsylvania		AB Virginia
Assets
Investments in securities, at value
Unaffiliated issuers (cost $89,022,149 and $222,460,125, respectively)	$97,092,176		$241,459,764
Affiliated issuers (cost $0 and $1,253,158, respectively)	– 0	–	1,253,158
Cash collateral due from broker	52,598		196,641
Interest receivable	1,251,273		3,139,006
Receivable for shares of beneficial interest sold	17,883		324,110
Receivable for variation margin on exchange-traded derivatives	2,537		10,214
Unrealized appreciation on interest rate swaps	– 0	–	400,592
Unrealized appreciation on inflation swaps	25,203		60,814

Total assets	98,441,670		246,844,299

Liabilities
Due to custodian	883,957		– 0	–
Payable for shares of beneficial interest redeemed	240,591		284,429
Advisory fee payable	4,194		63,768
Distribution fee payable	33,835		84,963
Transfer Agent fee payable	2,071		2,337
Administrative fee payable	7,943		7,943
Dividends payable	30,274		164,072
Accrued expenses	74,931		77,914

Total liabilities	1,277,796		685,426

Net Assets	$97,163,874		$246,158,873

Composition of Net Assets
Shares of beneficial interest, at par	$90,810		$216,220
Additional paid-in capital	91,662,112		231,681,490
Distributions in excess of net investment income	(44,272)		(225,057)
Accumulated net realized loss on investment transactions	(2,699,741)		(4,967,415)
Net unrealized appreciation on investments	8,154,965		19,453,635

	$97,163,874		$246,158,873

See notes to financial statements.

102	• AB MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Pennsylvania Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$74,733,301	6,984,761	$10.70	*

Class B	$74,362	6,949	$10.70

Class C	$22,356,211	2,089,299	$10.70

AB Virginia Portfolio

Class A	$189,952,967	16,675,049	$11.39	*

Class B	$126,060	11,083	$11.37

Class C	$56,079,846	4,935,891	$11.36

*	The maximum offering price per share for Class A of AB Pennsylvania Portfolio and AB Virginia Portfolio were $11.03 and $11.74, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	103

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

	AB Arizona	AB Massachusetts
Investment Income
Interest	$5,093,251	$9,076,486
Dividends – Affiliated issuers	7,426	3,226

Total income	5,100,677	9,079,712

Expenses
Advisory fee (see Note B)	580,097	1,071,360
Distribution fee – Class A	258,527	460,702
Distribution fee – Class B	4,001	2,188
Distribution fee – Class C	250,994	535,805
Transfer agency – Class A	37,995	71,114
Transfer agency – Class B	153	123
Transfer agency – Class C	9,678	23,224
Custodian	85,894	101,101
Administrative	53,226	51,402
Audit and tax	44,427	49,054
Legal	32,489	32,489
Printing	18,056	33,532
Trustees’ fees	21,940	21,936
Registration fees	10,739	9,385
Miscellaneous	17,890	26,078

Total expenses before interest expense	1,426,106	2,489,493
Interest expense	982	– 0	–

Total expenses	1,427,088	2,489,493
Less: expenses waived and reimbursed by the Adviser (see Note B)	(224,707)	(242,995)

Net expenses	1,202,381	2,246,498

Net investment income	3,898,296	6,833,214

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions	366,876	1,715,963
Swaps	2,554	305,145
Net change in unrealized appreciation/depreciation of:
Investments	3,665,931	3,036,462
Swaps	29,009	84,143

Net gain on investment transactions	4,064,370	5,141,713

Net Increase in Net Assets from Operations	$7,962,666	$11,974,927

See notes to financial statements.

104	• AB MUNICIPAL INCOME FUND II

Statement of Operations

	AB Michigan		AB Minnesota
Investment Income
Interest	$2,247,395		$3,133,319
Dividends – Affiliated issuers	1,737		1,985

Total income	2,249,132		3,135,304

Expenses
Advisory fee (see Note B)	249,326		372,198
Distribution fee – Class A	91,897		167,623
Distribution fee – Class B	2,811		271
Distribution fee – Class C	183,659		156,342
Transfer agency – Class A	24,167		34,754
Transfer agency – Class B	213		20
Transfer agency – Class C	12,788		8,325
Custodian	75,385		80,130
Administrative	53,226		51,402
Audit and tax	44,427		53,928
Legal	32,489		32,489
Trustees’ fees	21,935		21,755
Printing	16,510		17,174
Registration fees	7,692		3,482
Miscellaneous	10,159		9,024

Total expenses before interest expense	826,684		1,008,917
Interest expense	– 0	–	4,961

Total expenses	826,684		1,013,878
Less: expenses waived and reimbursed by the Adviser (see Note B)	(214,965)		(188,417)

Net expenses	611,719		825,461

Net investment income	1,637,413		2,309,843

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	271,928		245,184
Swaps	40,437		141,735
Net change in unrealized appreciation/depreciation of:
Investments	1,535,990		1,359,530
Swaps	55,453		(15,261)

Net gain on investment transactions	1,903,808		1,731,188

Net Increase in Net Assets from Operations	$3,541,221		$4,041,031

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	105

Statement of Operations

	AB New Jersey	AB Ohio
Investment Income
Interest	$4,816,546	$4,221,788
Dividends – Affiliated issuers	3,360	3,806

Total income	4,819,906	4,225,594

Expenses
Advisory fee (see Note B)	522,299	514,084
Distribution fee – Class A	216,809	215,300
Distribution fee – Class B	2,940	871
Distribution fee – Class C	290,489	280,340
Transfer agency – Class A	40,896	43,165
Transfer agency – Class B	253	58
Transfer agency – Class C	14,080	14,379
Custodian	82,586	84,671
Audit and tax	53,928	53,928
Administrative	51,402	51,402
Legal	32,489	32,489
Trustees’ fees	21,755	21,755
Printing	17,221	15,876
Registration fees	4,922	3,226
Miscellaneous	15,810	10,781

Total expenses	1,367,879	1,342,325
Less: expenses waived and reimbursed by the Adviser (see Note B)	(190,777)	(216,976)

Net expenses	1,177,102	1,125,349

Net investment income	3,642,804	3,100,245

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	14,817	(221,803)
Swaps	124,700	146,705
Net change in unrealized appreciation/depreciation of:
Investments	3,127,381	3,793,908
Swaps	(90,741)	(112,799)

Net gain on investment transactions	3,176,157	3,606,011

Net Increase in Net Assets from Operations	$6,818,961	$6,706,256

See notes to financial statements.

106	• AB MUNICIPAL INCOME FUND II

Statement of Operations

	AB Pennsylvania	AB Virginia
Investment Income
Interest	$3,813,040	$9,034,056
Dividends – Affiliated issuers	3,945	3,619

Total income	3,816,985	9,037,675

Expenses
Advisory fee (see Note B)	443,936	1,064,218
Distribution fee – Class A	191,628	454,961
Distribution fee – Class B	1,146	1,843
Distribution fee – Class C	218,865	543,243
Transfer agency – Class A	37,980	66,968
Transfer agency – Class B	185	121
Transfer agency – Class C	11,192	20,321
Custodian	80,925	102,946
Administrative	53,226	53,226
Audit and tax	52,202	50,074
Legal	32,489	33,925
Printing	20,130	34,064
Trustees’ fees	21,687	21,935
Registration fees	5,613	7,353
Miscellaneous	10,745	18,250

Total expenses	1,181,949	2,473,448
Less: expenses waived and reimbursed by the Adviser (see Note B)	(178,243)	(169,536)

Net expenses	1,003,706	2,303,912

Net investment income	2,813,279	6,733,763

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	113,547	122,860
Swaps	22,251	266,991
Net change in unrealized appreciation/depreciation of:
Investments	2,370,839	6,034,865
Swaps	84,938	(186,492)

Net gain on investment transactions	2,591,575	6,238,224

Net Increase in Net Assets from Operations	$5,404,854	$12,971,987

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	107

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB Arizona
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Increase (Decrease) in Net Assets from Operations
Net investment income	$3,898,296	$2,937,609	$4,844,439
Net realized gain (loss) on investment transactions	369,430	2,089,632	(3,513,960)
Net change in unrealized appreciation/depreciation of investments	3,694,940	(2,522,554)	7,595,813

Net increase in net assets from operations	7,962,666	2,504,687	8,926,292
Dividends to Shareholders from
Net investment income
Class A	(3,279,548)	(2,467,158)	(4,029,599)
Class B	(9,735)	(8,997)	(18,362)
Class C	(609,022)	(461,454)	(796,478)
Transactions in Shares of Beneficial Interest
Net decrease	(1,891,774)	(3,357,843)	(18,661,575)

Total increase (decrease)	2,172,587	(3,790,765)	(14,579,722)
Net Assets
Beginning of period	129,801,001	133,591,766	148,171,488

End of period (including distributions in excess of net investment income of ($38,828), ($51,990) and ($74,074), respectively)	$131,973,588	$129,801,001	$133,591,766

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

108	• AB MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	AB Massachusetts
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,833,214	$4,883,121	$8,161,500
Net realized gain (loss) on investment transactions	2,021,108	1,608,971	(3,120,583)
Net change in unrealized appreciation/depreciation of investments	3,120,605	(1,070,036)	10,434,543

Net increase in net assets from operations	11,974,927	5,422,056	15,475,460
Dividends to Shareholders from
Net investment income
Class A	(5,826,919)	(4,168,201)	(6,835,497)
Class B	(5,350)	(9,066)	(28,357)
Class C	(1,295,946)	(906,703)	(1,596,381)
Transactions in Shares of Beneficial Interest
Net decrease	(3,848,669)	(6,473,312)	(25,930,851)

Total increase (decrease)	998,043	(6,135,226)	(18,915,626)
Net Assets
Beginning of period	242,902,980	249,038,206	267,953,832

End of period (including distributions in excess of net investment income of ($182,758), ($212,106) and ($161,574), respectively)	$243,901,023	$242,902,980	$249,038,206

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	109

Statement of Changes in Net Assets

	AB Michigan
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,637,413	$1,179,409	$2,095,017
Net realized gain (loss) on investment transactions	312,365	57,133	(2,272,902)
Net change in unrealized appreciation/depreciation of investments	1,591,443	(66,218)	4,473,041

Net increase in net assets from operations	3,541,221	1,170,324	4,295,156
Dividends to Shareholders from
Net investment income
Class A	(1,178,406)	(847,702)	(1,518,517)
Class B	(6,935)	(6,104)	(11,588)
Class C	(452,153)	(325,603)	(564,912)
Transactions in Shares of Beneficial Interest
Net decrease	(1,273,624)	(2,311,237)	(15,153,406)

Total increase (decrease)	630,103	(2,320,322)	(12,953,267)
Net Assets
Beginning of period	56,078,455	58,398,777	71,352,044

End of period (including distributions in excess of net investment income of ($16,198), ($18,545) and ($29,379), respectively)	$56,708,558	$56,078,455	$58,398,777

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

110	• AB MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	AB Minnesota
	Year Ended May 31, 2016		October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,309,843		$1,586,441	$2,491,067
Net realized gain on investment transactions	386,919		44,793	893,795
Net change in unrealized appreciation/depreciation of investments	1,344,269		(490,589)	1,974,207

Net increase in net assets from operations	4,041,031		1,140,645	5,359,069
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,081,036)		(1,430,488)	(2,199,013)
Class B	(644)		(854)	(2,473)
Class C	(367,356)		(249,601)	(429,536)
Net realized gain on investment transactions
Class A	– 0	–	(399,039)	– 0	–
Class B	– 0	–	(285)	– 0	–
Class C	– 0	–	(91,759)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(3,930,204)		1,130,486	(8,329,236)

Total increase (decrease)	(2,338,209)		99,105	(5,601,189)
Net Assets
Beginning of period	85,911,189		85,812,084	91,413,273

End of period (including distributions in excess of net investment income of ($30,359), ($34,574) and ($48,003), respectively)	$83,572,980		$85,911,189	$85,812,084

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	111

Statement of Changes in Net Assets

	AB New Jersey
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,642,804	$2,713,650	$4,659,523
Net realized gain (loss) on investment transactions	139,517	254,034	(2,194,029)
Net change in unrealized appreciation/depreciation of investments	3,036,640	(1,312,345)	5,253,350

Net increase in net assets from operations	6,818,961	1,655,339	7,718,844
Dividends to Shareholders from
Net investment income
Class A	(2,977,637)	(2,244,582)	(3,842,390)
Class B	(7,900)	(7,651)	(22,686)
Class C	(778,276)	(543,109)	(916,639)
Transactions in Shares of Beneficial Interest
Net decrease	(4,657,467)	(9,715,965)	(19,610,488)

Total decrease	(1,602,319)	(10,855,968)	(16,673,359)
Net Assets
Beginning of period	119,343,021	130,198,989	146,872,348

End of period (including distributions in excess of net investment income of ($78,096), ($83,705) and ($101,274), respectively)	$117,740,702	$119,343,021	$130,198,989

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

112	• AB MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	AB Ohio
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,100,245	$2,299,431	$4,187,195
Net realized gain (loss) on investment transactions	(75,098)	4,091	(3,654,532)
Net change in unrealized appreciation/depreciation of investments	3,681,109	(367,217)	5,189,512

Net increase in net assets from operations	6,706,256	1,936,305	5,722,175
Dividends to Shareholders from
Net investment income
Class A	(2,602,877)	(1,876,763)	(3,348,092)
Class B	(2,009)	(2,891)	(13,479)
Class C	(638,529)	(516,978)	(969,577)
Transactions in Shares of Beneficial Interest
Net decrease	(5,477,808)	(2,250,844)	(24,310,367)

Total decrease	(2,014,967)	(2,711,171)	(22,919,340)
Net Assets
Beginning of period	116,592,200	119,303,371	142,222,711

End of period (including distributions in excess of net investment income of ($49,955), ($59,574) and ($91,322), respectively)	$114,577,233	$116,592,200	$119,303,371

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	113

Statement of Changes in Net Assets

	AB Pennsylvania
	Year Ended May 31, 2016		October 1, 2014 to May 31, 2015(a)		Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,813,279		$2,039,348		$3,335,494
Net realized gain (loss) on investment transactions	135,798		26,263		(2,861,951)
Net change in unrealized appreciation/depreciation of investments	2,455,777		(93,796)		6,456,895

Net increase in net assets from operations	5,404,854		1,971,815		6,930,438
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,314,328)		(1,687,320)		(2,742,320)
Class B	(2,616)		(3,452)		(16,214)
Class C	(496,335)		(348,576)		(576,960)
Net realized gain on investment transactions
Class A	– 0	–	– 0	–	(264,229)
Class B	– 0	–	– 0	–	(2,443)
Class C	– 0	–	– 0	–	(70,468)
Transactions in Shares of Beneficial Interest
Net decrease	(6,137,580)		(4,021,471)		(11,347,968)

Total decrease	(3,546,005)		(4,089,004)		(8,090,164)
Net Assets
Beginning of period	100,709,879		104,798,883		112,889,047

End of period (including distributions in excess of net investment income of ($44,272), ($44,123) and ($52,157), respectively)	$97,163,874		$100,709,879		$104,798,883

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

114	• AB MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	AB Virginia
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,733,763	$4,450,717	$7,168,090
Net realized gain (loss) on investment transactions	389,851	331,462	(1,819,542)
Net change in unrealized appreciation/depreciation of investments	5,848,373	(684,061)	10,919,874

Net increase in net assets from operations	12,971,987	4,098,118	16,268,422
Dividends to Shareholders from
Net investment income
Class A	(5,690,164)	(3,716,292)	(5,904,701)
Class B	(4,412)	(8,031)	(26,394)
Class C	(1,297,297)	(902,137)	(1,498,388)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	3,838,205	7,782,244	(26,642,385)

Total increase (decrease)	9,818,319	7,253,902	(17,803,446)
Net Assets
Beginning of period	236,340,554	229,086,652	246,890,098

End of period (including distributions in excess of net investment income of ($225,057), ($243,299) and ($199,948), respectively)	$246,158,873	$236,340,554	$229,086,652

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	115

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

NOTE A

Significant Accounting Policies

AB Municipal Income Fund II (the “Fund”) which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund operates as a series company currently comprised of eight portfolios: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Board”).

116	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives

AB MUNICIPAL INCOME FUND II •	117

Notes to Financial Statements

rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary

118	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of May 31, 2016:

AB Arizona Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$120,375,627		$7,014,598		$127,390,225
Short-Term Investments		3,224,919		– 0	–	– 0	–	3,224,919

Total Investments in Securities		3,224,919		120,375,627		7,014,598		130,615,144
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	33,904		– 0	–	33,904
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(4,895)		– 0	–	(4,895	)(b)

Total(c)		$3,224,919		$120,404,636		$7,014,598		$130,644,153

AB Massachusetts Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$235,114,808		$1,507,126		$236,621,934
Short-Term Investments		3,264,601		– 0	–	– 0	–	3,264,601

Total Investments in Securities		3,264,601		235,114,808		1,507,126		239,886,535
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	298,004		– 0	–	298,004	(b)
Inflation (CPI) Swaps		– 0	–	60,306		– 0	–	60,306
Interest Rate Swaps		– 0	–	457,820		– 0	–	457,820
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)		$3,264,601		$235,930,938		$1,507,126		$240,702,665

AB MUNICIPAL INCOME FUND II •	119

Notes to Financial Statements

AB Michigan Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$52,889,669		$2,879,552		$55,769,221
Short-Term Investments		314,004		– 0	–	– 0	–	314,004

Total Investments in Securities		314,004		52,889,669		2,879,552		56,083,225
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	40,637		– 0	–	40,637	(b)
Inflation (CPI) Swaps		– 0	–	14,816		– 0	–	14,816
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)		$314,004		$52,945,122		$2,879,552		$56,138,678

AB Minnesota Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$78,972,862		$1,730,333		$80,703,195
Short-Term Investments		1,702,666		– 0	–	– 0	–	1,702,666

Total Investments in Securities		1,702,666		78,972,862		1,730,333		82,405,861
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	102,991		– 0	–	102,991	(b)
Inflation (CPI) Swaps		– 0	–	20,391		– 0	–	20,391
Interest Rate Swaps		– 0	–	31,723		– 0	–	31,723
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)		$1,702,666		$79,127,967		$1,730,333		$82,560,966

120	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

AB New Jersey Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$115,314,092		$360,460		$115,674,552
Short-Term Investments		448,507		– 0	–	– 0	–	448,507

Total Investments in Securities		448,507		115,314,092		360,460		116,123,059
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	29,979		– 0	–	29,979
Interest Rate Swaps		– 0	–	55,499		– 0	–	55,499
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)		$448,507		$115,399,570		$360,460		$116,208,537

AB Ohio Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$111,413,059		$2,192,182		$113,605,241
Short-Term Investments		628,933		– 0	–	– 0	–	628,933

Total Investments in Securities		628,933		111,413,059		2,192,182		114,234,174
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	29,805		– 0	–	29,805
Interest Rate Swaps		– 0	–	32,629		– 0	–	32,629
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)		$628,933		$111,475,493		$2,192,182		$114,296,608

AB MUNICIPAL INCOME FUND II •	121

Notes to Financial Statements

AB Pennsylvania Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$94,213,880		$2,878,296		$97,092,176

Total Investments in Securities		– 0	–	94,213,880		2,878,296		97,092,176
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	59,735		– 0	–	59,735	(b)
Inflation (CPI) Swaps		– 0	–	25,203		– 0	–	25,203
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(d)	$	– 0	–	$94,298,818		$2,878,296		$97,177,114

AB Virginia Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$235,144,569		$6,315,195		$241,459,764
Short-Term Investments		1,253,158		– 0	–	– 0	–	1,253,158

Total Investments in Securities		1,253,158		235,144,569		6,315,195		242,712,922
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	60,814		– 0	–	60,814
Interest Rate Swaps		– 0	–	400,592		– 0	–	400,592
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(7,410)		– 0	–	(7,410	)(b)

Total(c)		$1,253,158		$235,598,565		$6,315,195		$243,166,918

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

122	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Arizona Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$9,205,348		$9,205,348
Accrued discounts/(premiums)	3,692		3,692
Realized gain (loss)	27,015		27,015
Change in unrealized appreciation/depreciation	103,111		103,111
Purchases	720,432		720,432
Sales	(3,045,000)		(3,045,000)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/16	$7,014,598		$7,014,598

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(a)	$129,433		$129,433

AB Massachusetts Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$9,074,551		$9,074,551
Accrued discounts/(premiums)	(801)		(801)
Realized gain (loss)	318,886		318,886
Change in unrealized appreciation/depreciation	(281,677)		(281,677)
Purchases	997,250		997,250
Sales	(8,601,083)		(8,601,083)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/16	$1,507,126		$1,507,126

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(a)	$56,966		$56,966

AB Michigan Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$3,469,981		$3,469,981
Accrued discounts/(premiums)	3,220		3,220
Realized gain (loss)	10,591		10,591
Change in unrealized appreciation/depreciation	62,395		62,395
Purchases	10,365		10,365
Sales	(677,000)		(677,000)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/16	$2,879,552		$2,879,552

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(a)	$15,832		$15,832

AB MUNICIPAL INCOME FUND II •	123

Notes to Financial Statements

AB Minnesota Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$441,495		$441,495
Accrued discounts/(premiums)	(63)		(63)
Realized gain (loss)	4,789		4,789
Change in unrealized appreciation/depreciation	204,016		204,016
Purchases	1,519,885		1,519,885
Sales	(439,789)		(439,789)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/16	$1,730,333		$1,730,333

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(a)	$210,511		$210,511

AB New Jersey Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$1,781,897		$1,781,897
Accrued discounts/(premiums)	1,968		1,968
Realized gain (loss)	(350,959)		(350,959)
Change in unrealized appreciation/depreciation	122,696		122,696
Purchases	318,562		318,562
Sales	(1,513,704)		(1,513,704)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/16	$360,460		$360,460

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(a)	$60,741		$60,741

AB Ohio Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$4,327,479		$4,327,479
Accrued discounts/(premiums)	(225)		(225)
Realized gain (loss)	(369,227)		(369,227)
Change in unrealized appreciation/depreciation	315,128		315,128
Purchases	704,721		704,721
Sales	(2,785,694)		(2,785,694)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/16	$2,192,182		$2,192,182

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(a)	$114,881		$114,881

124	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

AB Pennsylvania Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$2,333,445		$2,333,445
Accrued discounts/(premiums)	3,507		3,507
Realized gain (loss)	13,819		13,819
Change in unrealized appreciation/depreciation	98,676		98,676
Purchases	1,059,746		1,059,746
Sales	(1,477,007)		(1,477,007)
Transfers in to Level 3	846,110		846,110
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/16	$2,878,296		$2,878,296	(b)

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(a)	$1,891		$1,891

AB Virginia Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/15	$5,732,691		$5,732,691
Accrued discounts/(premiums)	(2,411)		(2,411)
Realized gain (loss)	40,772		40,772
Change in unrealized appreciation/depreciation	179,701		179,701
Purchases	1,770,460		1,770,460
Sales	(1,406,018)		(1,406,018)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/16	$6,315,195		$6,315,195

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(a)	$238,932		$238,932

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of May 31, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

AB MUNICIPAL INCOME FUND II •	125

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are

126	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change of Fiscal Year End

In 2015, the Fund changed its fiscal year end from September 30 to May 31. For the fiscal year ended May 31, 2015, the statement of changes in net assets and financial highlights reflect the period from October 1, 2014 to May 31, 2015.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

	Effective February 1, 2013 to January 29, 2015
Portfolio	Class A	Class B	Class C
AB Arizona	.78%	1.48%	1.48%
AB Massachusetts	.82%	1.52%	1.52%
AB Michigan	.90%	1.60%	1.60%
AB Minnesota	.90%	1.60%	1.60%
AB New Jersey	.87%	1.57%	1.57%
AB Ohio	.85%	1.55%	1.55%
AB Pennsylvania	.90%	1.60%	1.60%
AB Virginia	.80%	1.50%	1.50%

	Effective January 30, 2015
Portfolio	Class A	Class B	Class C
AB Arizona	.78%	1.53%	1.53%
AB Massachusetts	.77%	1.52%	1.52%
AB Michigan	.85%	1.60%	1.60%
AB Minnesota	.85%	1.60%	1.60%
AB New Jersey	.82%	1.57%	1.57%
AB Ohio	.80%	1.55%	1.55%
AB Pennsylvania	.85%	1.60%	1.60%
AB Virginia	.80%	1.55%	1.55%

AB MUNICIPAL INCOME FUND II •	127

Notes to Financial Statements

The Expense Caps will extend through September 30, 2016 and then may be extended by the Adviser for additional one year terms. For the year ended May 31, 2016, such reimbursements/waivers amounted to $224,707, $242,995, $214,965, $188,417, $190,777, $216,976, $178,243 and $169,536 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended May 31, 2016, the reimbursement for such services amounted to $53,226, $51,402, $53,226, $51,402, $51,402, $51,402, $53,226 and $53,226 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended May 31, 2016, such compensation retained by ABIS amounted to: $18,297, $32,405, $18,158, $18,090, $21,254, $19,198, $19,866 and $29,088 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended May 31, 2016 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class B			Class C
AB Arizona	$ – 0	–	$500		$	– 0	–	$2,187
AB Massachusetts	55		3,611			– 0	–	2,099
AB Michigan	122		– 0	–		– 0	–	1,214
AB Minnesota	21		– 0	–		– 0	–	524
AB New Jersey	71		820			– 0	–	769
AB Ohio	51		– 0	–		– 0	–	1,391
AB Pennsylvania	126		– 0	–		– 0	–	326
AB Virginia	50		60			66		2,037

128	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

The Portfolios may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended May 31, 2016 is as follows:

Portfolio	Market Value May 31, 2015 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)		Dividend Income (000)
AB Arizona Portfolio	$	– 0	–	$27,159	$23,934	$3,225		$7
AB Massachusetts Portfolio		1,092		31,551	29,378	3,265		3
AB Michigan Portfolio		2,034		9,720	11,440	314		2
AB Minnesota Portfolio		2,701		5,986	6,984	1,703		2
AB New Jersey Portfolio		1,022		12,642	13,215	449		3
AB Ohio Portfolio		1,125		28,038	28,534	629		4
AB Pennsylvania Portfolio		1,263		18,741	20,004	– 0	–	4
AB Virginia Portfolio		4,948		26,004	29,699	1,253		4

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolios’ average daily net assets attributable to class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
AB Arizona	$3,378,348	$2,220,389
AB Massachusetts	3,328,902	3,996,284
AB Michigan	3,152,080	4,559,491
AB Minnesota	2,639,021	2,845,734
AB New Jersey	5,237,345	3,774,946
AB Ohio	4,271,108	4,042,366
AB Pennsylvania	3,519,150	3,568,440
AB Virginia	3,534,971	3,372,356

AB MUNICIPAL INCOME FUND II •	129

Notes to Financial Statements

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2016, were as follows:

Portfolio	Purchases	Sales
AB Arizona	$14,153,592	$22,459,416
AB Massachusetts	36,178,270	43,514,577
AB Michigan	7,393,279	6,781,222
AB Minnesota	7,924,064	13,943,528
AB New Jersey	16,437,680	20,147,461
AB Ohio	14,995,225	17,461,030
AB Pennsylvania	10,648,990	14,239,626
AB Virginia	24,013,159	16,688,801

There were no purchases or sales of U.S. government and government agency obligations for the year ended May 31, 2016.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
AB Arizona	$122,415,293	$8,237,650	$(37,799)	$8,199,851
AB Massachusetts	220,659,354	19,313,512	(86,331)	19,227,181
AB Michigan	52,653,333	3,449,083	(19,191)	3,429,892
AB Minnesota	76,865,047	5,569,431	(28,617)	5,540,814
AB New Jersey	105,658,865	10,496,323	(32,129)	10,464,194
AB Ohio	106,123,470	8,134,297	(23,593)	8,110,704
AB Pennsylvania	89,022,149	8,270,921	(200,894)	8,070,027
AB Virginia	223,713,283	19,046,824	(47,185)	18,999,639

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

130	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized at cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in the net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional

AB MUNICIPAL INCOME FUND II •	131

Notes to Financial Statements

categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2016, the Portfolios held interest rate swaps for hedging purposes.

132	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended May 31, 2016, the Portfolios held inflation (CPI) swaps for hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB MUNICIPAL INCOME FUND II •	133

Notes to Financial Statements

At May 31, 2016, the Portfolios had entered into the following derivatives:

AB Arizona Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$4,895	*

Interest rate contracts	Unrealized appreciation on inflation swaps	$33,904

Total		$33,904		$4,895

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$2,554	$29,009

Total		$2,554	$29,009

AB Massachusetts Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$298,004	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	457,820

Interest rate contracts	Unrealized appreciation on inflation swaps	60,306

Total		$816,130

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

134	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$305,145	$84,143

Total		$305,145	$84,143

AB Michigan Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$40,637	*

Interest rate contracts	Unrealized appreciation on inflation swaps	14,816

Total		$55,453

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$40,437	$55,453

Total		$40,437	$55,453

AB MUNICIPAL INCOME FUND II •	135

Notes to Financial Statements

AB Minnesota Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$102,991	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	31,723

Interest rate contracts	Unrealized appreciation on inflation swaps	20,391

Total		$155,105

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$141,735	$(15,261)

Total		$141,735	$(15,261)

AB New Jersey Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$55,499

Interest rate contracts	Unrealized appreciation on inflation swaps	29,979

Total		$85,478

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$124,700	$(90,741)

Total		$124,700	$(90,741)

AB Ohio Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$32,629

Interest rate contracts	Unrealized appreciation on inflation swaps	29,805

Total		$62,434

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$146,705	$(112,799)

Total		$146,705	$(112,799)

AB MUNICIPAL INCOME FUND II •	137

Notes to Financial Statements

AB Pennsylvania Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$59,735	*

Interest rate contracts	Unrealized appreciation on inflation swaps	25,203

Total		$84,938

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$22,251	$84,938

Total		$22,251	$84,938

AB Virginia Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$7,410	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	$400,592

Interest rate contracts	Unrealized appreciation on inflation swaps	60,814

Total		$461,406		$7,410

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

138	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$266,991	$(186,492)

Total		$266,991	$(186,492)

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the year ended May 31, 2016:

AB Arizona Portfolio
Inflation Swaps:
Average notional amount	$2,320,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$7,200,000	(b)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for four months during the year.

AB Massachusetts Portfolio
Interest Rate Swaps:
Average notional amount	$8,000,000
Inflation Swaps:
Average notional amount	$4,200,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$11,000,000	(b)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for six months during the year.

AB Michigan Portfolio
Inflation Swaps:
Average notional amount	$1,000,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,041,667	(b)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for six months during the year.

AB Minnesota Portfolio
Interest Rate Swaps:
Average notional amount	$3,500,000
Inflation Swaps:
Average notional amount	$1,455,556	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,000,000	(b)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for six months during the year.

AB MUNICIPAL INCOME FUND II •	139

Notes to Financial Statements

AB New Jersey Portfolio
Interest Rate Swaps:
Average notional amount	$3,000,000
Inflation Swaps:
Average notional amount	$2,066,667	(a)

(a)	Positions were open for nine months during the year.

AB Ohio Portfolio
Interest Rate Swaps:
Average notional amount	$3,600,000
Inflation Swaps:
Average notional amount	$2,033,333	(a)

(a)	Positions were open for nine months during the year.

AB Pennsylvania Portfolio
Inflation Swaps:
Average notional amount	$1,764,444	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,775,000	(b)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for six months during the year.

AB Virginia Portfolio
Interest Rate Swaps:
Average notional amount	$7,000,000
Inflation Swaps:
Average notional amount	$4,280,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$10,900,000	(b)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

140	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of May 31, 2016:

AB Arizona Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$6,747	$	– 0	–	$	– 0	–	$	– 0	–	$6,747

Total	$6,747	$	– 0	–	$	– 0	–	$	– 0	–	$6,747

OTC Derivatives:
Citibank, NA	$4,478	$	– 0	–	$	– 0	–	$	– 0	–	$4,478
Deutsche Bank AG	29,426		– 0	–		– 0	–		– 0	–	29,426

Total	$33,904	$	– 0	–	$	– 0	–	$	– 0	–	$33,904	^

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Massachusetts Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$11,653	$	– 0	–	$	– 0	–	$	– 0	–		$11,653

Total	$11,653	$	– 0	–	$	– 0	–	$	– 0	–		$11,653

OTC Derivatives:
Citibank, NA	$465,812	$	– 0	–	$	– 0	–		$(465,812)		$	– 0	–
Deutsche Bank AG	52,314		– 0	–		– 0	–		– 0	–		52,314

Total	$518,126	$	– 0	–	$	– 0	–		$(465,812)			$52,314	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB MUNICIPAL INCOME FUND II •	141

Notes to Financial Statements

AB Michigan Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$1,589	$	– 0	–	$	– 0	–	$	– 0	–	$1,589

Total	$1,589	$	– 0	–	$	– 0	–	$	– 0	–	$1,589

OTC Derivatives:
Citibank, NA	$1,737	$	– 0	–	$	– 0	–	$	– 0	–	$1,737
Deutsche Bank AG	13,079		– 0	–		– 0	–		– 0	–	13,079

Total	$14,816	$	– 0	–	$	– 0	–	$	– 0	–	$14,816	^

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Minnesota Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$4,378	$	– 0	–	$	– 0	–	$	– 0	–	$4,378

Total	$4,378	$	– 0	–	$	– 0	–	$	– 0	–	$4,378

OTC Derivatives:
Citibank, NA	$2,953	$	– 0	–	$	– 0	–	$	– 0	–	$2,953
Deutsche Bank AG	17,438		– 0	–		– 0	–		– 0	–	17,438
Merrill Lynch Capital Services, Inc.	31,723		– 0	–		– 0	–		– 0	–	31,723

Total	$52,114	$	– 0	–	$	– 0	–	$	– 0	–	$52,114	^

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

142	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

AB New Jersey Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$3,822	$	– 0	–	$	– 0	–	$	– 0	–	$3,822
Deutsche Bank AG	26,157		– 0	–		– 0	–		– 0	–	26,157
Merrill Lynch Capital Services, Inc.	55,499		– 0	–		– 0	–		– 0	–	55,499

Total	$85,478	$	– 0	–	$	– 0	–	$	– 0	–	$85,478	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Ohio Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$3,648	$	– 0	–	$	– 0	–	$	– 0	–	$3,648
Deutsche Bank AG	26,157		– 0	–		– 0	–		– 0	–	26,157
Merrill Lynch Capital Services, Inc.	32,629		– 0	–		– 0	–		– 0	–	32,629

Total	$62,434	$	– 0	–	$	– 0	–	$	– 0	–	$62,434	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Pennsylvania Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$2,537	$	– 0	–	$	– 0	–	$	– 0	–	$2,537

Total	$2,537	$	– 0	–	$	– 0	–	$	– 0	–	$2,537

OTC Derivatives:
Citibank, NA	$3,405	$	– 0	–	$	– 0	–	$	– 0	–	$3,405
Deutsche Bank AG	21,798		– 0	–		– 0	–		– 0	–	21,798

Total	$25,203	$	– 0	–	$	– 0	–	$	– 0	–	$25,203	^

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB MUNICIPAL INCOME FUND II •	143

Notes to Financial Statements

AB Virginia Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$10,214	$	– 0	–	$	– 0	–	$	– 0	–		$10,214

Total	$10,214	$	– 0	–	$	– 0	–	$	– 0	–		$10,214

OTC Derivatives:
Citibank, NA	$409,092	$	– 0	–	$	– 0	–		$(409,092)		$	– 0	–
Deutsche Bank AG	52,314		– 0	–		– 0	–		– 0	–		52,314

Total	$461,406	$	– 0	–	$	– 0	–		$(409,092)			$52,314	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	AB Arizona Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	1,111,356	647,396	573,931	$12,471,461	$7,218,558	$6,229,413

Shares issued in reinvestment of dividends	163,623	122,111	197,667	1,825,500	1,359,112	2,145,607

Shares converted from Class B	2,331	4,224	15,273	26,014	47,479	165,251

Shares redeemed	(1,437,307)	(1,043,816)	(1,976,025)	(16,033,712)	(11,626,423)	(21,313,971)

Net decrease	(159,997)	(270,085)	(1,189,154)	$(1,710,737)	$(3,001,274)	$(12,773,700)

Class B
Shares sold	54	43	56	$600	$476	$600

Shares issued in reinvestment of dividends	65	122	448	726	1,366	4,843

Shares converted to Class A	(2,335)	(4,232)	(15,291)	(26,014)	(47,479)	(165,251)

Shares redeemed	(1,224)	(7,940)	(7,537)	(13,764)	(88,490)	(80,627)

Net decrease	(3,440)	(12,007)	(22,324)	$(38,452)	$(134,127)	$(240,435)

144	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

	AB Arizona Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class C
Shares sold	319,230	142,728	161,530	$3,578,570	$1,585,695	$1,753,211

Shares issued in reinvestment of dividends	34,159	25,944	43,748	380,439	288,390	473,861

Shares redeemed	(366,688)	(188,230)	(730,001)	(4,101,594)	(2,096,527)	(7,874,512)

Net decrease	(13,299)	(19,558)	(524,723)	$(142,585)	$(222,442)	$(5,647,440)

	AB Massachusetts Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	2,549,347	1,342,075	2,878,225	$29,351,253	$15,416,051	$32,138,616

Shares issued in reinvestment of dividends	277,130	192,964	316,758	3,183,230	2,215,346	3,549,776

Shares converted from Class B	15,871	15,518	58,212	181,212	179,235	650,814

Shares redeemed	(3,152,594)	(2,038,286)	(4,457,081)	(36,137,677)	(23,426,821)	(49,734,756)

Net decrease	(310,246)	(487,729)	(1,203,886)	$(3,421,982)	$(5,616,189)	$(13,395,550)

Class B
Shares sold	1,042	139	3,156	$11,951	$1,601	$34,700

Shares issued in reinvestment of dividends	427	577	1,696	4,887	6,613	18,927

Shares converted to Class A	(15,895)	(15,547)	(58,317)	(181,212)	(179,235)	(650,814)

Shares redeemed	(6,933)	(7,841)	(18,049)	(78,251)	(89,822)	(200,683)

Net decrease	(21,359)	(22,672)	(71,514)	$(242,625)	$(260,843)	$(797,870)

Class C
Shares sold	431,364	222,782	259,405	$4,953,748	$2,556,531	$2,896,903

Shares issued in reinvestment of dividends	85,648	60,630	109,150	982,047	694,877	1,220,343

Shares redeemed	(534,316)	(335,993)	(1,427,441)	(6,119,857)	(3,847,688)	(15,854,677)

Net decrease	(17,304)	(52,581)	(1,058,886)	$(184,062)	$(596,280)	$(11,737,431)

AB MUNICIPAL INCOME FUND II •	145

Notes to Financial Statements

	AB Michigan Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	530,410	146,065	124,440	$5,566,328	$1,533,441	$1,263,820

Shares issued in reinvestment of dividends	71,191	53,270	97,411	746,157	555,963	985,982

Shares converted from Class B	9,462	3,987	7,724	99,296	41,730	78,133

Shares redeemed	(682,720)	(378,663)	(1,340,398)	(7,123,862)	(3,943,368)	(13,490,700)

Net decrease	(71,657)	(175,341)	(1,110,823)	$(712,081)	$(1,812,234)	$(11,162,765)

Class B
Shares sold	1,290	792	1,292	$13,468	$8,252	$13,032

Shares issued in reinvestment of dividends	661	585	1,121	6,904	6,089	11,324

Shares converted to Class A	(9,481)	(3,994)	(7,739)	(99,296)	(41,730)	(78,133)

Shares redeemed	(3,214)	(583)	(3,414)	(33,239)	(6,027)	(34,204)

Net decrease	(10,744)	(3,200)	(8,740)	$(112,163)	$(33,416)	$(87,981)

Class C
Shares sold	173,036	126,096	75,249	$1,816,157	$1,314,259	$755,436

Shares issued in reinvestment of dividends	31,950	23,327	40,327	334,389	243,019	407,477

Shares redeemed	(248,505)	(194,088)	(506,596)	(2,599,926)	(2,022,865)	(5,065,573)

Net decrease	(43,519)	(44,665)	(391,020)	$(449,380)	$(465,587)	$(3,902,660)

	AB Minnesota Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	637,238	537,113	876,484	$6,653,214	$5,626,202	$8,989,925

Shares issued in reinvestment of dividends and distributions	137,180	120,844	139,095	1,430,968	1,264,505	1,430,970

Shares converted from Class B	202	5,634	3,393	2,093	59,103	34,544

Shares redeemed	(1,173,230)	(525,342)	(1,496,713)	(12,192,050)	(5,503,788)	(15,268,596)

Net increase (decrease)	(398,610)	138,249	(477,741)	$(4,105,775)	$1,446,022	$(4,813,157)

146	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

	AB Minnesota Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class B
Shares sold	29	68	30	$300	$701	$304

Shares issued in reinvestment of dividends and distributions	62	102	230	635	1,063	2,363

Shares converted to Class A	(202)	(5,635)	(3,393)	(2,093)	(59,103)	(34,544)

Shares redeemed	(1,736)	(50)	(800)	(18,291)	(506)	(8,075)

Net decrease	(1,847)	(5,515)	(3,933)	$(19,449)	$(57,845)	$(39,952)

Class C
Shares sold	146,465	80,832	122,771	$1,530,483	$847,690	$1,262,819

Shares issued in reinvestment of dividends and distributions	26,927	24,873	29,753	281,172	260,520	306,206

Shares redeemed	(155,563)	(130,240)	(492,938)	(1,616,635)	(1,365,901)	(5,045,152)

Net increase (decrease)	17,829	(24,535)	(340,414)	$195,020	$(257,691)	$(3,476,127)

	AB New Jersey Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	775,512	618,946	961,030	$7,610,479	$6,067,290	$9,252,855

Shares issued in reinvestment of dividends	156,060	112,022	187,608	1,524,430	1,097,494	1,810,822

Shares converted from Class B	11,918	8,724	45,212	115,261	85,498	435,607

Shares redeemed	(1,511,262)	(1,618,629)	(2,789,281)	(14,716,793)	(15,867,624)	(26,769,741)

Net decrease	(567,772)	(878,937)	(1,595,431)	$(5,466,623)	$(8,617,342)	$(15,270,457)

Class B
Shares sold	1,818	316	19,808	$18,042	$3,100	$189,258

Shares issued in reinvestment of dividends	804	772	1,848	7,842	7,564	17,827

Shares converted to Class A	(11,916)	(8,718)	(45,210)	(115,261)	(85,498)	(435,607)

Shares redeemed	(107)	(2,354)	(31,158)	(1,048)	(23,132)	(299,274)

Net decrease	(9,401)	(9,984)	(54,712)	$(90,425)	$(97,966)	$(527,796)

AB MUNICIPAL INCOME FUND II •	147

Notes to Financial Statements

	AB New Jersey Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class C
Shares sold	312,531	123,244	212,766	$3,057,868	$1,209,191	$2,057,122

Shares issued in reinvestment of dividends	52,647	36,597	63,305	514,539	358,796	611,306

Shares redeemed	(273,704)	(261,414)	(675,053)	(2,672,826)	(2,568,644)	(6,480,663)

Net increase (decrease)	91,474	(101,573)	(398,982)	$899,581	$(1,000,657)	$(3,812,235)

	AB Ohio Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	468,458	575,276	862,908	$4,693,356	$5,746,016	$8,425,806

Shares issued in reinvestment of dividends	159,196	114,044	207,644	1,594,894	1,139,027	2,034,219

Shares converted from Class B	9,541	6,587	58,886	94,895	65,865	576,380

Shares redeemed	(833,018)	(751,797)	(2,854,557)	(8,304,852)	(7,513,920)	(27,848,488)

Net decrease	(195,823)	(55,890)	(1,725,119)	$(1,921,707)	$(563,012)	$(16,812,083)

Class B
Shares sold	421	289	430	$4,200	$2,881	$4,200

Shares issued in reinvestment of dividends	198	284	1,236	1,975	2,839	12,065

Shares converted to Class A	(9,544)	(6,593)	(58,952)	(94,895)	(65,865)	(576,380)

Shares redeemed	(479)	(551)	(4,307)	(4,709)	(5,509)	(41,975)

Net decrease	(9,404)	(6,571)	(61,593)	$(93,429)	$(65,654)	$(602,090)

Class C
Shares sold	112,921	79,745	143,044	$1,131,579	$795,292	$1,403,469

Shares issued in reinvestment of dividends	43,429	35,516	68,062	434,544	354,642	666,213

Shares redeemed	(504,896)	(277,980)	(919,712)	(5,028,796)	(2,772,112)	(8,965,876)

Net decrease	(348,546)	(162,719)	(708,606)	$(3,462,673)	$(1,622,178)	$(6,896,194)

148	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

	AB Pennsylvania Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	449,263	368,086	358,028	$4,713,111	$3,899,480	$3,648,627

Shares issued in reinvestment of dividends and distributions	131,927	93,267	172,726	1,391,276	981,784	1,766,875

Shares converted from Class B	6,695	13,271	47,221	70,434	139,255	486,155

Shares redeemed	(1,174,378)	(802,666)	(1,401,858)	(12,362,957)	(8,463,673)	(14,261,253)

Net decrease	(586,493)	(328,042)	(823,883)	$(6,188,136)	$(3,443,154)	$(8,359,596)

Class B
Shares sold	308	205	759	$3,240	$2,160	$7,696

Shares issued in reinvestment of dividends and distributions	240	288	1,376	2,528	3,027	14,022

Shares converted to Class A	(6,695)	(13,271)	(47,224)	(70,434)	(139,255)	(486,155)

Shares redeemed	(3,049)	(3,698)	(11,452)	(32,090)	(38,805)	(116,254)

Net decrease	(9,196)	(16,476)	(56,541)	$(96,756)	$(172,873)	$(580,691)

Class C
Shares sold	134,345	71,133	85,052	$1,418,446	$749,710	$872,643

Shares issued in reinvestment of dividends and distributions	34,737	24,128	47,112	366,393	254,001	481,565

Shares redeemed	(155,505)	(133,735)	(370,534)	(1,637,527)	(1,409,155)	(3,761,889)

Net increase (decrease)	13,577	(38,474)	(238,370)	$147,312	$(405,444)	$(2,407,681)

	AB Virginia Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	1,771,701	1,457,408	1,190,701	$19,977,912	$16,345,109	$12,915,731

Shares issued in reinvestment of dividends	269,980	184,625	307,132	3,030,914	2,070,245	3,347,004

Shares converted from Class B	19,692	29,391	57,896	218,951	329,613	629,118

Shares redeemed	(1,742,490)	(897,713)	(3,397,801)	(19,509,514)	(10,059,039)	(36,619,917)

Net increase (decrease)	318,883	773,711	(1,842,072)	$3,718,263	$8,685,928	$(19,728,064)

AB MUNICIPAL INCOME FUND II •	149

Notes to Financial Statements

	AB Virginia Portfolio
	Shares			Amount
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014

Class B
Shares sold	545	449	895	$6,100	$5,016	$9,700

Shares issued in reinvestment of dividends	318	447	1,472	3,562	5,005	15,963

Shares converted to Class A	(19,724)	(29,443)	(57,997)	(218,951)	(329,613)	(629,118)

Shares redeemed	(735)	(921)	(2,810)	(8,378)	(10,318)	(30,238)

Net decrease	(19,596)	(29,468)	(58,440)	$(217,667)	$(329,910)	$(633,693)

Class C
Shares sold	473,447	246,598	350,918	$5,305,498	$2,758,541	$3,819,264

Shares issued in reinvestment of dividends	85,677	59,905	101,472	959,418	669,990	1,102,530

Shares redeemed	(530,867)	(358,176)	(1,039,994)	(5,927,307)	(4,002,305)	(11,202,422)

Net increase (decrease)	28,257	(51,673)	(587,604)	$337,609	$(573,774)	$(6,280,628)

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

NOTE F

Risks Involved in Investing in the Portfolios

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios of the AllianceBernstein Municipal Income Fund II are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These

150	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, recently defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As

AB MUNICIPAL INCOME FUND II •	151

Notes to Financial Statements

inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Tax Risk—There is no guarantee that all of a Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect

152	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended May 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended May 31, 2016, period ended May 31, 2015 and year ended September 30, 2014 were as follows:

AB Arizona Portfolio	2016	2015	2014
Distributions paid from:
Ordinary income	$17,423	$14,371	$23,819

Total taxable distributions	17,423	14,371	23,819
Tax exempt distributions	3,880,882	2,923,238	4,820,620

Total distributions paid	$3,898,305	$2,937,609	$4,844,439

AB Massachusetts Portfolio	2016	2015	2014
Distributions paid from:
Ordinary income	$253,184	$171,400	$258,707

Total taxable distributions	253,184	171,400	258,707
Tax exempt distributions	6,875,031	4,912,570	8,201,528

Total distributions paid	$7,128,215	$5,083,970	$8,460,235

AB Michigan Portfolio	2016	2015	2014
Distributions paid from:
Ordinary income	$4,531	$4,449	$6,802

Total taxable distributions	4,531	4,449	6,802
Tax exempt distributions	1,632,963	1,174,960	2,088,215

Total distributions paid	$1,637,494	$1,179,409	$2,095,017

AB MUNICIPAL INCOME FUND II •	153

Notes to Financial Statements

AB Minnesota Portfolio	2016		2015		2014
Distributions paid from:
Ordinary income	$116,840		$78,065		$115,117
Long-term capital gains	3,454		493,088		– 0	–

Total taxable distributions	120,294		571,153		115,117
Tax exempt distributions	2,328,742		1,600,873		2,515,905

Total distributions paid	$2,449,036		$2,172,026		$2,631,022

AB New Jersey Portfolio	2016		2015		2014
Distributions paid from:
Ordinary income	$117,128		$78,988		$118,332

Total taxable distributions	117,128		78,988		118,332
Tax exempt distributions	3,646,685		2,716,354		4,663,383

Total distributions paid	$3,763,813		$2,795,342		$4,781,715

AB Ohio Portfolio	2016		2015		2014
Distributions paid from:
Ordinary income	$130,039		$88,812		$133,123

Total taxable distributions	130,039		88,812		133,123
Tax exempt distributions	3,113,376		2,307,820		4,198,025

Total distributions paid	$3,243,415		$2,396,632		$4,331,148

AB Pennsylvania Portfolio	2016		2015		2014
Distributions paid from:
Ordinary income	$4,793		$3,732		$15,984
Long-term capital gains	– 0	–	– 0	–	335,541

Total taxable distributions	4,793		3,732		351,525
Tax exempt distributions	2,808,486		2,035,616		3,321,109

Total distributions paid	$2,813,279		$2,039,348		$3,672,634

AB Virginia Portfolio	2016		2015		2014
Distributions paid from:
Ordinary income	$238,512		$984,666		$265,735

Total taxable distributions	238,512		984,666		265,735
Tax exempt distributions	6,753,361		3,641,794		7,163,748

Total distributions paid	$6,991,873		$4,626,460		$7,429,483

154	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

As of May 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Undistributed Long-Term Gains	Accumulated Capital and Other Losses(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
AB Arizona	$	– 0	–	$	– 0	–	$(1,418,469)	$8,228,860	$6,810,391
AB Massachusetts	– 0	–	– 0	–	(386,016)	19,973,612	19,587,596
AB Michigan	– 0	–	– 0	–	(2,366,590)	3,485,345	1,118,755
AB Minnesota	– 0	–	179,048	– 0	–	5,685,332	5,864,380
AB New Jersey	– 0	–	– 0	–	(4,403,037)	10,537,073	6,134,036
AB Ohio	– 0	–	– 0	–	(5,607,362)	8,162,248	2,554,886
AB Pennsylvania	12,740	– 0	–	(2,699,741)	8,154,965	5,467,964
AB Virginia	– 0	–	– 0	–	(4,967,415)	19,392,649	14,425,234

(a)	These amounts represent 100% tax exempt income.

(b)

At May 31, 2016, AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio had capital loss carryforwards for federal income tax purposes. During the fiscal period, AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB New Jersey Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio utilized capital loss carryforwards of $359,635, $1,721,306, $312,383, $17,489, $135,947 and $127,555, respectively, to offset current year net realized gains.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of tender option bonds.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of May 31, 2016, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount		Long-Term Amount	Expiration
AB Arizona	$520,075		$898,394	No expiration
AB Massachusetts	55,827		330,189	No expiration
AB Michigan	682,935		1,683,655	No expiration
AB New Jersey	236,173		n/a	2018
AB New Jersey	95,620		n/a	2019
AB New Jersey	2,295,421		1,775,823	No expiration
AB Ohio	1,705,408		3,901,954	No expiration
AB Pennsylvania	– 0	–	2,699,741	No expiration
AB Virginia	1,382,340		3,585,075	No expiration

AB MUNICIPAL INCOME FUND II •	155

Notes to Financial Statements

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to the tax treatment of swaps and the redesignation of dividends—is reflected as an adjustment to the components of capital as of May 31, 2016 as shown below:

Portfolio	Increase(Decrease) to Additional Paid-In Capital		Increase(Decrease) to Undistributed/ (Distributions in Excess of) Net Investment Income	Increase(Decrease) to Accumulated Net Realized Gain(Loss) on Investment Transactions
AB Arizona	$(13,303)		$13,171	$132
AB Massachusetts	(24,547)		324,349	(299,802)
AB Michigan	(2,446)		2,428	18
AB Minnesota	– 0	–	143,408	(143,408)
AB New Jersey	(4,590)		126,618	(122,028)
AB Ohio	(8,756)		152,789	(144,033)
AB Pennsylvania	– 0	–	(149)	149
AB Virginia	(14,056)		276,352	(262,296)

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At May 31, 2016, the Portfolios did not have any Floating Rate Notes outstanding.

156	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing. For the year ended May 31, 2016, the Portfolios did not engage in such transactions.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

The Board previously approved the creation of Advisor Class shares on the Massachusetts Portfolio and Virginia Portfolio. The new shares launched on July 25, 2016.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

AB MUNICIPAL INCOME FUND II •	157

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Arizona Portfolio
Class A
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.01	$ 11.05	$ 10.72	$ 11.41	$ 10.95	$ 11.17

Income From Investment Operations
Net investment income(b)(c)	.35	.25	.40	.40	.43	.45
Net realized and unrealized gain (loss) on investment transactions	.35	(.04)	.33	(.69)	.46	(.13)

Net increase (decrease) in net asset value from operations	.70	.21	.73	(.29)	.89	.32

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.25)	(.40)	(.40)	(.43)	(.46)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Total dividends and distributions	(.35)	(.25)	(.40)	(.40)	(.43)	(.54)

Net asset value, end of period	$ 11.36	$ 11.01	$ 11.05	$ 10.72	$ 11.41	$ 10.95

Total Return
Total investment return based on net asset value(d)	6.50%	1.94%	6.90%	(2.65)%	8.27%	3.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,037	$104,489	$107,843	$117,342	$140,768	$134,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.78%	.80	%^	.79%	.79%	.79%	.78%
Expenses, before waivers/reimbursements(e)	.96%	1.00	%^	.99%	.93%	.95%	.95%
Net investment income(b)	3.17%	3.43	%^	3.65%	3.54%	3.85%	4.22%
Portfolio turnover rate	11%	21%	15%	24%	17%	2%

See footnote summary on pages 182-183.

158	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Arizona Portfolio
Class B
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.99	$ 11.03	$ 10.70	$ 11.39	$ 10.93	$ 11.15

Income From Investment Operations
Net investment income(b)(c)	.27	.20	.32	.32	.35	.38
Net realized and unrealized gain (loss) on investment transactions	.36	(.04)	.33	(.69)	.46	(.14)

Net increase (decrease) in net asset value from operations	.63	.16	.65	(.37)	.81	.24

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.20)	(.32)	(.32)	(.35)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Total dividends and distributions	(.27)	(.20)	(.32)	(.32)	(.35)	(.46)

Net asset value, end of period	$ 11.35	$ 10.99	$ 11.03	$ 10.70	$ 11.39	$ 10.93

Total Return
Total investment return based on net asset value(d)	5.81%	1.45%	6.17%	(3.34)%	7.54%	2.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$387	$412	$546	$769	$1,933	$2,330
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.53%	1.53	%^	1.49%	1.49%	1.49%	1.48%
Expenses, before waivers/reimbursements(e)	1.71%	1.72	%^	1.70%	1.63%	1.67%	1.67%
Net investment income(b)	2.43%	2.72	%^	2.96%	2.83%	3.17%	3.53%
Portfolio turnover rate	11%	21%	15%	24%	17%	2%

See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	159

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Arizona Portfolio
Class C
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.99	$ 11.03	$ 10.70	$ 11.39	$ 10.93	$ 11.15

Income From Investment Operations
Net investment income(b)(c)	.27	.20	.32	.32	.35	.38
Net realized and unrealized gain (loss) on investment transactions	.36	(.04)	.33	(.69)	.46	(.14)

Net increase (decrease) in net asset value from operations	.63	.16	.65	(.37)	.81	.24

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.20)	(.32)	(.32)	(.35)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Total dividends and distributions	(.27)	(.20)	(.32)	(.32)	(.35)	(.46)

Net asset value, end of period	$ 11.35	$ 10.99	$ 11.03	$ 10.70	$ 11.39	$ 10.93

Total Return
Total investment return based on net asset value(d)	5.81%	1.45%	6.17%	(3.34)%	7.54%	2.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,550	$24,900	$25,203	$30,060	$35,464	$32,103
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.53%	1.53	%^	1.49%	1.49%	1.49%	1.48%
Expenses, before waivers/reimbursements(e)	1.71%	1.72	%^	1.70%	1.63%	1.65%	1.66%
Net investment income(b)	2.43%	2.71	%^	2.96%	2.84%	3.16%	3.53%
Portfolio turnover rate	11%	21%	15%	24%	17%	2%

See footnote summary on pages 182-183.

160	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class A
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.37	$ 11.36	$ 11.05	$ 11.87	$ 11.28	$ 11.32

Income From Investment Operations
Net investment income(b)(c)	.35	.24	.37	.37	.39	.38
Net realized and unrealized gain (loss) on investment transactions	.25	.02	.33	(.76)	.61	(.02	)†

Net increase (decrease) in net asset value from operations	.60	.26	.70	(.39)	1.00	.36

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.25)	(.39)	(.39)	(.41)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.25)	(.39)	(.43)	(.41)	(.40)

Net asset value, end of period	$ 11.61	$ 11.37	$ 11.36	$ 11.05	$ 11.87	$ 11.28

Total Return
Total investment return based on net asset value(d)	5.38%	2.26%	6.42%	(3.38)%	8.98%	3.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$189,259	$188,934	$194,274	$202,230	$233,271	$215,025
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77%	.80	%^	.82%	.82%	.82%	.82%
Expenses, before waivers/reimbursements	.87%	.90	%^	.91%	.88%	.88%	.89%
Net investment income(b)	3.04%	3.10	%^	3.35%	3.18%	3.33%	3.51%
Portfolio turnover rate	15%	12%	9%	19%	6%	15%

See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	161

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class B
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.35	$ 11.34	$ 11.03	$ 11.85	$ 11.25	$ 11.29

Income From Investment Operations
Net investment income(b)(c)	.27	.18	.30	.29	.31	.30
Net realized and unrealized gain (loss) on investment transactions	.25	.02	.32	(.76)	.62	(.01	)†

Net increase (decrease) in net asset value from operations	.52	.20	.62	(.47)	.93	.29

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.19)	(.31)	(.31)	(.33)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.19)	(.31)	(.35)	(.33)	(.33)

Net asset value, end of period	$ 11.59	$ 11.35	$ 11.34	$ 11.03	$ 11.85	$ 11.25

Total Return
Total investment return based on net asset value(d)	4.61%	1.77%	5.70%	(4.05)%	8.34%	2.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$160	$399	$656	$1,426	$2,223	$3,086
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%	1.52	%^	1.52%	1.52%	1.52%	1.52%
Expenses, before waivers/reimbursements	1.64%	1.63	%^	1.61%	1.58%	1.60%	1.61%
Net investment income(b)	2.32%	2.39	%^	2.69%	2.49%	2.66%	2.81%
Portfolio turnover rate	15%	12%	9%	19%	6%	15%

See footnote summary on pages 182-183.

162	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class C
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.35	$ 11.34	$ 11.03	$ 11.85	$ 11.26	$ 11.30

Income From Investment Operations
Net investment income(b)(c)	.26	.18	.30	.29	.31	.31
Net realized and unrealized gain (loss) on investment transactions	.26	.02	.32	(.76)	.61	(.02	)†

Net increase (decrease) in net asset value from operations	.52	.20	.62	(.47)	.92	.29

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.19)	(.31)	(.31)	(.33)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.19)	(.31)	(.35)	(.33)	(.33)

Net asset value, end of period	$ 11.59	$ 11.35	$ 11.34	$ 11.03	$ 11.85	$ 11.26

Total Return
Total investment return based on net asset value(d)	4.61%	1.77%	5.70%	(4.06)%	8.24%	2.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,482	$53,570	$54,108	$64,298	$70,889	$58,968
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%	1.52	%^	1.52%	1.52%	1.52%	1.52%
Expenses, before waivers/reimbursements	1.63%	1.63	%^	1.61%	1.59%	1.59%	1.60%
Net investment income(b)	2.29%	2.39	%^	2.67%	2.49%	2.64%	2.81%
Portfolio turnover rate	15%	12%	9%	19%	6%	15%

See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	163

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Michigan Portfolio
Class A
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.33	$ 10.33	$ 9.96	$ 11.01	$ 10.76	$ 10.89

Income From Investment Operations
Net investment income(b)(c)	.34	.23	.36	.35	.39	.41
Net realized and unrealized gain (loss) on investment transactions	.36	(.00	)(f)	.37	(.94)	.28	(.11)

Net increase (decrease) in net asset value from operations	.70	.23	.73	(.59)	.67	.30

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.23)	(.36)	(.37)	(.41)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.09)	(.01)	– 0	–

Total dividends and distributions	(.34)	(.23)	(.36)	(.46)	(.42)	(.43)

Net asset value, end of period	$ 10.69	$ 10.33	$ 10.33	$ 9.96	$ 11.01	$ 10.76

Total Return
Total investment return based on net asset value(d)	6.85%	2.22%	7.42%	(5.57)%	6.33%	2.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,800	$37,254	$39,075	$48,743	$71,424	$66,033
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.85%	.88	%^	.90%	.95%	1.01%	1.01%
Expenses, before waivers/reimbursements(e)	1.24%	1.25	%^	1.21%	1.06%	1.05%	1.09%
Net investment income(b)	3.21%	3.30	%^	3.53%	3.23%	3.55%	3.84%
Portfolio turnover rate	12%	5%	12%	28%	28%	3%

See footnote summary on pages 182-183.

164	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Michigan Portfolio
Class B
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.31	$ 10.31	$ 9.94	$ 10.98	$ 10.74	$ 10.87

Income From Investment Operations
Net investment income(b)(c)	.26	.18	.29	.27	.31	.34
Net realized and unrealized gain (loss) on investment transactions	.36	(.00	)(f)	.37	(.92)	.27	(.10)

Net increase (decrease) in net asset value from operations	.62	.18	.66	(.65)	.58	.24

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.18)	(.29)	(.30)	(.33)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.09)	(.01)	– 0	–

Total dividends and distributions	(.26)	(.18)	(.29)	(.39)	(.34)	(.37)

Net asset value, end of period	$ 10.67	$ 10.31	$ 10.31	$ 9.94	$ 10.98	$ 10.74

Total Return
Total investment return based on net asset value(d)	6.07%	1.73%	6.69%	(6.15)%	5.52%	2.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$239	$341	$375	$448	$1,003	$1,460
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%	1.60	%^	1.60%	1.66%	1.71%	1.71%
Expenses, before waivers/reimbursements(e)	2.00%	1.99	%^	1.93%	1.77%	1.78%	1.80%
Net investment income(b)	2.47%	2.58	%^	2.84%	2.54%	2.88%	3.16%
Portfolio turnover rate	12%	5%	12%	28%	28%	3%

See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	165

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Michigan Portfolio
Class C
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.31	$ 10.32	$ 9.95	$ 10.99	$ 10.75	$ 10.87

Income From Investment Operations
Net investment income(b)(c)	.26	.18	.29	.27	.31	.33
Net realized and unrealized gain (loss) on investment transactions	.37	(.01)	.37	(.92)	.27	(.09)

Net increase (decrease) in net asset value from operations	.63	.17	.66	(.65)	.58	.24

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.18)	(.29)	(.30)	(.33)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.09)	(.01)	– 0	–

Total dividends and distributions	(.26)	(.18)	(.29)	(.39)	(.34)	(.36)

Net asset value, end of period	$ 10.68	$ 10.31	$ 10.32	$ 9.95	$ 10.99	$ 10.75

Total Return
Total investment return based on net asset value(d)	6.16%	1.63%	6.69%	(6.15)%	5.51%	2.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,670	$18,483	$18,949	$22,161	$28,668	$28,813
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%	1.60	%^	1.60%	1.65%	1.71%	1.71%
Expenses, before waivers/reimbursements(e)	1.99%	1.98	%^	1.92%	1.77%	1.76%	1.79%
Net investment income(b)	2.46%	2.58	%^	2.83%	2.55%	2.86%	3.15%
Portfolio turnover rate	12%	5%	12%	28%	28%	3%

See footnote summary on pages 182-183.

166	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class A
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.33	$ 10.46	$ 10.13	$ 10.72	$ 10.35	$ 10.35

Income From Investment Operations
Net investment income(b)(c)	.31	.20	.31	.31	.35	.35
Net realized and unrealized gain (loss) on investment transactions	.22	(.06)	.35	(.54)	.38	.01	†

Net increase (decrease) in net asset value from operations	.53	.14	.66	(.23)	.73	.36

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.21)	(.33)	(.32)	(.36)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	(.06)	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.27)	(.33)	(.36)	(.36)	(.36)

Net asset value, end of period	$ 10.54	$ 10.33	$ 10.46	$ 10.13	$ 10.72	$ 10.35

Total Return
Total investment return based on net asset value(d)	5.24%	1.37%	6.60%	(2.24)%	7.17%	3.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,380	$70,197	$69,595	$72,221	$85,035	$86,705
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.86%	.88	%^	.90%	.90%	.91%	.90%
Expenses, before waivers/reimbursements(e)	1.08%	1.08	%^	1.09%	1.02%	1.02%	1.02%
Net investment income(b)	2.94%	2.90	%^	3.04%	2.93%	3.29%	3.48%
Portfolio turnover rate	10%	11%	19%	17%	14%	10%

See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	167

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class B
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.33	$ 10.45	$ 10.12	$ 10.71	$ 10.35	$ 10.35

Income From Investment Operations
Net investment income(b)(c)	.23	.15	.24	.24	.28	.28
Net realized and unrealized gain (loss) on investment transactions	.23	(.05)	.35	(.54)	.37	.01	†

Net increase (decrease) in net asset value from operations	.46	.10	.59	(.30)	.65	.29

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.16)	(.26)	(.25)	(.29)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	(.06)	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.22)	(.26)	(.29)	(.29)	(.29)

Net asset value, end of period	$ 10.55	$ 10.33	$ 10.45	$ 10.12	$ 10.71	$ 10.35

Total Return
Total investment return based on net asset value(d)	4.55%	.98%	5.86%	(2.92)%	6.33%	2.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15	$34	$91	$128	$196	$440
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%	1.60	%^	1.60%	1.60%	1.61%	1.60%
Expenses, before waivers/reimbursements(e)	1.84%	1.82	%^	1.81%	1.73%	1.94%	1.90%
Net investment income(b)	2.20%	2.18	%^	2.34%	2.23%	2.62%	2.77%
Portfolio turnover rate	10%	11%	19%	17%	14%	10%

See footnote summary on pages 182-183.

168	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class C
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.34	$ 10.47	$ 10.14	$ 10.73	$ 10.36	$ 10.36

Income From Investment Operations
Net investment income(b)(c)	.23	.15	.24	.24	.27	.28
Net realized and unrealized gain (loss) on investment transactions	.23	(.06)	.35	(.54)	.39	.01	†

Net increase (decrease) in net asset value from operations	.46	.09	.59	(.30)	.66	.29

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.16)	(.26)	(.25)	(.29)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	(.06)	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.22)	(.26)	(.29)	(.29)	(.29)

Net asset value, end of period	$ 10.55	$ 10.34	$ 10.47	$ 10.14	$ 10.73	$ 10.36

Total Return
Total investment return based on net asset value(d)	4.45%	.88%	5.86%	(2.92)%	6.41%	2.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,178	$15,680	$16,126	$19,064	$22,445	$20,838
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.61%	1.60	%^	1.60%	1.60%	1.61%	1.60%
Expenses, before waivers/reimbursements(e)	1.84%	1.81	%^	1.79%	1.72%	1.72%	1.73%
Net investment income(b)	2.18%	2.17	%^	2.34%	2.23%	2.58%	2.79%
Portfolio turnover rate	10%	11%	19%	17%	14%	10%

See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	169

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class A
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
			2014	2013	2012	2011

Net asset value, beginning of period	$ 9.67	$ 9.76	$ 9.55	$ 10.22	$ 9.71	$ 9.82

Income From Investment Operations
Net investment income(b)(c)	.32	.22	.35	.33	.37	.39
Net realized and unrealized gain (loss) on investment transactions	.28	(.08)	.22	(.66)	.52	(.11)

Net increase (decrease) in net asset value from operations	.60	.14	.57	(.33)	.89	.28

Less: Dividends
Dividends from net investment income	(.34)	(.23)	(.36)	(.34)	(.38)	(.39)

Net asset value, end of period	$ 9.93	$ 9.67	$ 9.76	$ 9.55	$ 10.22	$ 9.71

Total Return
Total investment return based on net asset value(d)	6.27%	1.43%	6.04%	(3.30)%	9.29%	3.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,365	$90,559	$100,039	$113,048	$122,671	$118,468
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82%	.85%^	.87%	.87%	.87%	.87%
Expenses, before waivers/reimbursements	.99%	1.00%^	1.00%	.95%	.96%	.97%
Net investment income(b)	3.33%	3.42%^	3.62%	3.34%	3.70%	4.09%
Portfolio turnover rate	14%	2%	16%	30%	14%	0	%(g)

See footnote summary on pages 182-183.

170	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class B
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
			2014	2013	2012	2011

Net asset value, beginning of period	$ 9.67	$ 9.76	$ 9.55	$ 10.22	$ 9.71	$ 9.82

Income From Investment Operations
Net investment income(b)(c)	.25	.18	.28	.26	.30	.32
Net realized and unrealized gain (loss) on investment transactions	.27	(.09)	.22	(.66)	.52	(.10)

Net increase (decrease) in net asset value from operations	.52	.09	.50	(.40)	.82	.22

Less: Dividends
Dividends from net investment income	(.26)	(.18)	(.29)	(.27)	(.31)	(.33)

Net asset value, end of period	$ 9.93	$ 9.67	$ 9.76	$ 9.55	$ 10.22	$ 9.71

Total Return
Total investment return based on net asset value(d)	5.48%	.95%	5.32%	(3.97)%	8.53%	2.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$282	$365	$466	$978	$1,997	$2,982
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57%	1.57%^	1.57%	1.57%	1.57%	1.57%
Expenses, before waivers/reimbursements	1.78%	1.73%^	1.71%	1.65%	1.68%	1.68%
Net investment income(b)	2.58%	2.70%^	2.94%	2.62%	3.02%	3.39%
Portfolio turnover rate	14%	2%	16%	30%	14%	0	%(g)
See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	171

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class C
	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
			2014	2013	2012	2011

Net asset value, beginning of period	$ 9.67	$ 9.77	$ 9.55	$ 10.23	$ 9.72	$ 9.82

Income From Investment Operations
Net investment income(b)(c)	.25	.18	.28	.26	.30	.32
Net realized and unrealized gain (loss) on investment transactions	.27	(.10)	.23	(.67)	.52	(.09)

Net increase (decrease) in net asset value from operations	.52	.08	.51	(.41)	.82	.23

Less: Dividends
Dividends from net investment income	(.26)	(.18)	(.29)	(.27)	(.31)	(.33)

Net asset value, end of period	$ 9.93	$ 9.67	$ 9.77	$ 9.55	$ 10.23	$ 9.72

Total Return
Total investment return based on net asset value(d)	5.47%	.84%	5.41%	(4.07)%	8.52%	2.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,094	$28,419	$29,694	$32,846	$37,604	$34,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57%	1.57%^	1.57%	1.57%	1.57%	1.57%
Expenses, before waivers/reimbursements	1.74%	1.72%^	1.70%	1.65%	1.66%	1.67%
Net investment income(b)	2.58%	2.70%^	2.91%	2.64%	2.99%	3.39%
Portfolio turnover rate	14%	2%	16%	30%	14%	0	%(g)

See footnote summary on pages 182-183.

172	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class A
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 9.89	$ 9.93	$ 9.80	$ 10.58	$ 10.21	$ 10.22

Income From Investment Operations
Net investment income(b)(c)	.29	.21	.34	.34	.37	.37
Net realized and unrealized gain (loss) on investment transactions	.32	(.03)	.14	(.72)	.38	(.01)

Net increase (decrease) in net asset value from operations	.61	.18	.48	(.38)	.75	.36

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.22)	(.35)	(.35)	(.38)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.22)	(.35)	(.40)	(.38)	(.37)

Net asset value, end of period	$ 10.20	$ 9.89	$ 9.93	$ 9.80	$ 10.58	$ 10.21

Total Return
Total investment return based on net asset value(d)	6.29%	1.76%	5.04%	(3.77)%	7.47%	3.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,480	$86,775	$87,685	$103,466	$120,573	$106,356
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%	.83	%^	.85%	.86%	.86%	.85%
Expenses, before waivers/reimbursements(e)	.99%	1.01	%^	1.02%	.96%	.97%	.96%
Net investment income(b)	2.90%	3.11	%^	3.50%	3.27%	3.55%	3.65%
Portfolio turnover rate	13%	14%	17%	26%	27%	8%

See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	173

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class B
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 9.88	$ 9.92	$ 9.79	$ 10.57	$ 10.20	$ 10.21

Income From Investment Operations
Net investment income(b)(c)	.22	.16	.28	.26	.30	.29
Net realized and unrealized gain (loss) on investment transactions	.31	(.03)	.14	(.71)	.38	.01	†

Net increase (decrease) in net asset value from operations	.53	.13	.42	(.45)	.68	.30

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.17)	(.29)	(.28)	(.31)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.17)	(.29)	(.33)	(.31)	(.31)

Net asset value, end of period	$ 10.18	$ 9.88	$ 9.92	$ 9.79	$ 10.57	$ 10.20

Total Return
Total investment return based on net asset value(d)	5.40%	1.28%	4.32%	(4.43	) %	6.74%	3.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52	$144	$209	$810	$1,833	$3,082
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%	1.55	%^	1.55%	1.56%	1.55%	1.55%
Expenses, before waivers/reimbursements(e)	1.75%	1.75	%^	1.72%	1.66%	1.70%	1.68%
Net investment income(b)	2.18%	2.39	%^	2.85%	2.57%	2.90%	2.94%
Portfolio turnover rate	13%	14%	17%	26%	27%	8%

See footnote summary on pages 182-183.

174	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class C
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 9.88	$ 9.92	$ 9.80	$ 10.58	$ 10.20	$ 10.21

Income From Investment Operations
Net investment income(b)(c)	.22	.16	.27	.27	.30	.30
Net realized and unrealized gain (loss) on investment transactions	.32	(.03)	.14	(.73)	.39	.00	(f)†

Net increase (decrease) in net asset value from operations	.54	.13	.41	(.46)	.69	.30

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.17)	(.29)	(.27)	(.31)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.17)	(.29)	(.32)	(.31)	(.31)

Net asset value, end of period	$ 10.19	$ 9.88	$ 9.92	$ 9.80	$ 10.58	$ 10.20

Total Return
Total investment return based on net asset value(d)	5.50%	1.28%	4.21%	(4.44)%	6.83%	2.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,045	$29,673	$31,409	$37,947	$43,943	$41,520
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%	1.55	%^	1.55%	1.56%	1.56%	1.55%
Expenses, before waivers/reimbursements(e)	1.74%	1.74	%^	1.72%	1.66%	1.67%	1.66%
Net investment income(b)	2.15%	2.39	%^	2.81%	2.58%	2.86%	2.96%
Portfolio turnover rate	13%	14%	17%	26%	27%	8%

See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	175

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class A
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.42	$ 10.43	$ 10.11	$ 10.95	$ 10.43	$ 10.55

Income From Investment Operations
Net investment income(b)(c)	.32	.22	.34	.34	.37	.40
Net realized and unrealized gain (loss) on investment transactions	.28	(.01)	.35	(.75)	.53	(.03)

Net increase (decrease) in net asset value from operations	.60	.21	.69	(.41)	.90	.37

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.22)	(.34)	(.34)	(.37)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	(.09)	(.01)	(.09)

Total dividends and distributions	(.32)	(.22)	(.37)	(.43)	(.38)	(.49)

Net asset value, end of period	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95	$ 10.43

Total Return
Total investment return based on net asset value(d)	5.83%	1.99%	6.93%	(3.82)%	8.74%	3.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,734	$78,907	$82,402	$88,199	$105,045	$101,432
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.88	%^	.90%	.92%	.95%	.95%
Expenses, before waivers/reimbursements	1.03%	1.04	%^	1.07%	1.01%	.99%	1.00%
Net investment income(b)	3.02%	3.10	%^	3.29%	3.23%	3.44%	3.90%
Portfolio turnover rate	11%	2%	25%	17%	20%	6%

See footnote summary on pages 182-183.

176	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class B
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.42	$ 10.43	$ 10.11	$ 10.95	$ 10.43	$ 10.55

Income From Investment Operations
Net investment income(b)c)	.24	.17	.27	.27	.29	.32
Net realized and unrealized gain (loss) on investment transactions	.28	(.01)	.34	(.75)	.53	(.02)

Net increase (decrease) in net asset value from operations	.52	.16	.61	(.48)	.82	.30

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.17)	(.26)	(.27)	(.29)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	(.09)	(.01)	(.09)

Total dividends and distributions	(.24)	(.17)	(.29)	(.36)	(.30)	(.42)

Net asset value, end of period	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95	$ 10.43

Total Return
Total investment return based on net asset value(d)	5.04%	1.50%	6.19%	(4.49)%	7.99%	3.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74	$168	$340	$901	$1,699	$3,164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.60	%^	1.60%	1.62%	1.65%	1.65%
Expenses, before waivers/reimbursements	1.88%	1.79	%^	1.78%	1.72%	1.71%	1.72%
Net investment income(b)	2.28%	2.38	%^	2.62%	2.51%	2.77%	3.19%
Portfolio turnover rate	11%	2%	25%	17%	20%	6%

See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	177

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class C
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 10.42	$ 10.43	$ 10.11	$ 10.95	$ 10.44	$ 10.55

Income From Investment Operations
Net investment income(b)(c)	.24	.17	.26	.27	.29	.32
Net realized and unrealized gain (loss) on investment transactions	.28	(.01)	.35	(.75)	.52	(.01)

Net increase (decrease) in net asset value from operations	.52	.16	.61	(.48)	.81	.31

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.17)	(.26)	(.27)	(.29)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	(.09)	(.01)	(.09)

Total dividends and distributions	(.24)	(.17)	(.29)	(.36)	(.30)	(.42)

Net asset value, end of period	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95	$ 10.44

Total Return
Total investment return based on net asset value(d)	5.04%	1.49%	6.19%	(4.49)%	7.88%	3.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,356	$21,635	$22,057	$23,789	$28,555	$25,694
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.60	%^	1.60%	1.62%	1.65%	1.65%
Expenses, before waivers/reimbursements	1.78%	1.77	%^	1.77%	1.71%	1.69%	1.71%
Net investment income(b)	2.27%	2.38	%^	2.59%	2.53%	2.74%	3.19%
Portfolio turnover rate	11%	2%	25%	17%	20%	6%

See footnote summary on pages 182-183.

178	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class A
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.11	$ 11.13	$ 10.70	$ 11.61	$ 11.12	$ 11.07

Income From Investment Operations
Net investment income(b)(c)	.34	.23	.36	.34	.37	.41
Net realized and unrealized gain (loss) on investment transactions	.29	(.01)	.44	(.81)	.56	.09

Net increase (decrease) in net asset value from operations	.63	.22	.80	(.47)	.93	.50

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.24)	(.37)	(.35)	(.38)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.09)	(.06)	(.02)

Total dividends and distributions	(.35)	(.24)	(.37)	(.44)	(.44)	(.45)

Net asset value, end of period	$ 11.39	$ 11.11	$ 11.13	$ 10.70	$ 11.61	$ 11.12

Total Return
Total investment return based on net asset value(d)	5.77%	1.94%	7.60%	(4.21)%	8.55%	4.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$189,953	$181,642	$173,381	$186,429	$228,317	$189,326
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80	%^	.80%	.77%	.72%	.72%
Expenses, before waivers/reimbursements	.87%	.90	%^	.92%	.88%	.89%	.91%
Net investment income(b)	3.02%	3.05	%^	3.29%	2.98%	3.28%	3.84%
Portfolio turnover rate	7%	5%	8%	16%	23%	24%

See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	179

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class B
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.09	$ 11.11	$ 10.68	$ 11.59	$ 11.10	$ 11.05

Income From Investment Operations
Net investment income(b)(c)	.26	.17	.29	.26	.29	.34
Net realized and unrealized gain (loss) on investment transactions	.29	(.01)	.43	(.81)	.56	.08

Net increase (decrease) in net asset value from operations	.55	.16	.72	(.55)	.85	.42

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.18)	(.29)	(.27)	(.30)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.09)	(.06)	(.02)

Total dividends and distributions	(.27)	(.18)	(.29)	(.36)	(.36)	(.37)

Net asset value, end of period	$ 11.37	$ 11.09	$ 11.11	$ 10.68	$ 11.59	$ 11.10

Total Return
Total investment return based on net asset value(d)	4.99%	1.46%	6.87%	(4.88)%	7.83%	4.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$126	$340	$668	$1,267	$2,083	$3,132
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.52	%^	1.50%	1.47%	1.42%	1.42%
Expenses, before waivers/reimbursements	1.65%	1.63	%^	1.62%	1.59%	1.61%	1.63%
Net investment income(b)	2.28%	2.34	%^	2.63%	2.28%	2.62%	3.15%
Portfolio turnover rate	7%	5%	8%	16%	23%	24%

See footnote summary on pages 182-183.

180	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class C
Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.08	$ 11.10	$ 10.67	$ 11.59	$ 11.09	$ 11.04

Income From Investment Operations
Net investment income(b)(c)	.25	.17	.28	.26	.29	.34
Net realized and unrealized gain (loss) on investment transactions	.30	(.01)	.44	(.82)	.57	.08

Net increase (decrease) in net asset value from operations	.55	.16	.72	(.56)	.86	.42

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.18)	(.29)	(.27)	(.30)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.09)	(.06)	(.02)

Total dividends and distributions	(.27)	(.18)	(.29)	(.36)	(.36)	(.37)

Net asset value, end of period	$ 11.36	$ 11.08	$ 11.10	$ 10.67	$ 11.59	$ 11.09

Total Return
Total investment return based on net asset value(d)	5.00%	1.46%	6.88%	(4.97)%	7.91%	4.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,080	$54,359	$55,038	$59,194	$73,102	$61,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.53	%^	1.50%	1.47%	1.42%	1.42%
Expenses, before waivers/reimbursements	1.62%	1.63	%^	1.62%	1.59%	1.59%	1.61%
Net investment income(b)	2.28%	2.34	%^	2.60%	2.29%	2.59%	3.14%
Portfolio turnover rate	7%	5%	8%	16%	23%	24%

See footnote summary on pages 182-183.

AB MUNICIPAL INCOME FUND II •	181

Financial Highlights

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)		Year Ended September 30,
				2014	2013	2012	2011

AB Arizona Portfolio
Class A
Net of waivers	.78%	.78	%^	.78%	.78%	.78%	.78%
Before waivers	.96%	.97	%^	.98%	.92%	.94%	.95%
Class B
Net of waivers	1.53%	1.50	%^	1.48%	1.48%	1.48%	1.48%
Before waivers	1.71%	1.70	%^	1.68%	1.63%	1.66%	1.67%
Class C
Net of waivers	1.53%	1.50	%^	1.48%	1.48%	1.48%	1.48%
Before waivers	1.71%	1.70	%^	1.68%	1.63%	1.64%	1.66%

AB Michigan Portfolio
Class A
Net of waivers	.85%	.88	%^	.90%	.94%	1.01%	1.01%
Before waivers	1.24%	1.25	%^	1.21%	1.05%	1.05%	1.09%
Class B
Net of waivers	1.60%	1.60	%^	1.60%	1.65%	1.71%	1.71%
Before waivers	2.00%	1.99	%^	1.93%	1.76%	1.78%	1.80%
Class C
Net of waivers	1.60%	1.60	%^	1.60%	1.64%	1.71%	1.71%
Before waivers	1.99%	1.98	%^	1.92%	1.76%	1.76%	1.79%

AB Minnesota Portfolio
Class A
Net of waivers	.85%	.88	%^	.90%	.90%	.90%	.90%
Before waivers	1.08%	1.08	%^	1.09%	1.02%	1.02%	1.02%
Class B
Net of waivers	1.60%	1.60	%^	1.60%	1.60%	1.60%	1.60%
Before waivers	1.84%	1.82	%^	1.81%	1.73%	1.94%	1.90%
Class C
Net of waivers	1.60%	1.60	%^	1.60%	1.60%	1.60%	1.60%
Before waivers	1.83%	1.81	%^	1.79%	1.72%	1.72%	1.73%

182	• AB MUNICIPAL INCOME FUND II

Financial Highlights

	Year Ended May 31, 2016	October 1, 2014 to May 31, 2015(a)		Year Ended September 30,
				2014	2013	2012	2011

AB Ohio Portfolio
Class A
Net of waivers	.80%	.83	%^	.85%	.85%	.85%	.85%
Before waivers	.99%	1.01	%^	1.01%	.96%	.96%	.96%
Class B
Net of waivers	1.55%	1.55	%^	1.55%	1.55%	1.55%	1.55%
Before waivers	1.75%	1.75	%^	1.72%	1.66%	1.69%	1.68%
Class C
Net of waivers	1.55%	1.55	%^	1.55%	1.55%	1.55%	1.55%
Before waivers	1.74%	1.74	%^	1.72%	1.66%	1.66%	1.66%

(f)	Amount is less than $.005.

(g)	Amount is less than .005%.

^	Annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	183

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB Municipal Income Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AB Municipal Income Fund II (the “Fund”), comprising, respectively, the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, the period October 1, 2014 to May 31, 2015 and the year ended September 30, 2014, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AB Municipal Income Fund II at May 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for the year then ended, the period October 1, 2014 to May 31, 2015 and the year ended September 30, 2014, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 29, 2016

184	• AB MUNICIPAL INCOME FUND II

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Robert (“Guy”) B. Davidson III(2), Senior Vice President

Fred S. Cohen(2), Vice President

Terrance T. Hults(2), Vice President

Matthew J. Norton(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Fred S. Cohen, Robert “Guy” B. Davidson III, Terrance T. Hults and Matthew J. Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

AB MUNICIPAL INCOME FUND II •	185

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	109	None

186	• AB MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	109	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2004)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	109	None

AB MUNICIPAL INCOME FUND II •	187

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	109	Asia Pacific Fund,Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2004)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	109	None

188	• AB MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	109	None

Nancy P. Jacklin, ## 68 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	109	None

AB MUNICIPAL INCOME FUND II •	189

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Carol C. McMullen, ## 60 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	109	None

190	• AB MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardlQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	109	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	109	None

AB MUNICIPAL INCOME FUND II •	191

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

192	• AB MUNICIPAL INCOME FUND II

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

(Guy) Robert B. Davidson III 55	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Fred S. Cohen 58	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Terrance T. Hults 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Matthew J. Norton 32	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of the ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.
*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB MUNICIPAL INCOME FUND II •	193

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Municipal Income Fund II (the “Trust”) in respect of the following Portfolios (the “Portfolios”):2

Arizona Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Trustees on November 3-5, 2015.

2	Future references to the Portfolios do not include “AB” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

194	• AB MUNICIPAL INCOME FUND II

5.	Possible economies of scale as the Portfolios grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	Arizona Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio New Jersey Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

AB MUNICIPAL INCOME FUND II •	195

The Portfolios’ net assets on September 30, 2015 are set forth below:

Portfolio	September 30, 2015 Net Assets ($MM)
Arizona Portfolio	$128.6
Massachusetts Portfolio	$236.7
Michigan Portfolio	$54.8
Minnesota Portfolio	$82.6
New Jersey Portfolio	$115.0
Ohio Portfolio	$114.2
Pennsylvania Portfolio	$98.4
Virginia Portfolio	$232.4

The Portfolios’ Investment Advisory Agreements provide for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio[6]	Amount	As a % of Average Daily Net Assets
Arizona Portfolio	$37,430	0.028%
Massachusetts Portfolio	$35,737	0.014%
Michigan Portfolio	$37,430	0.065%
Minnesota Portfolio	$35,738	0.041%
New Jersey Portfolio	$35,737	0.029%
Ohio Portfolio	$35,737	0.030%
Pennsylvania Portfolio	$37,430	0.036%
Virginia Portfolio	$37,430	0.016%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver is

6	The reimbursements are for the fiscal period from October 1, 2014 through May 31, 2015.

196	• AB MUNICIPAL INCOME FUND II

terminable by the Adviser upon at least 60 days’ notice prior to Portfolios’ prospectus update. In addition, set forth below are the gross expense ratios of the Portfolios for the fiscal year ended May 31, 2015 (Oct. 1, 2014 – May 31, 2015):

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End[8]
Arizona Portfolio[9], [10]	Class A Class B Class C	0.78% 1.48% 1.48%	0.97% 1.70% 1.70%	May 31, 2015

Massachusetts Portfolio[11], [12]	Class A Class B Class C	0.77% 1.52% 1.52%	0.90% 1.63% 1.63%	May 31, 2015

Michigan Portfolio[13], [14]	Class A Class B Class C	0.85% 1.60% 1.60%	1.25% 1.99% 1.98%	May 31, 2015

Minnesota Portfolio[13,14]	Class A Class B Class C	0.85% 1.60% 1.60%	1.08% 1.82% 1.81%	May 31, 2015

New Jersey Portfolio[15], [16]	Class A Class B Class C	0.82% 1.57% 1.57%	1.00% 1.73% 1.72%	May 31, 2015

7	Annualized.

8	The Fund changed its fiscal year end from September 30 to May 31.

9	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Fund was reduced from 0.30% to 0.25%. The expense cap remained at the same level (78%).

10	The Fund’s expense ratios exclude interest expense of 0.02% for Class A shares and 0.03% for Class B and Class C shares.

11	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Fund was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.82% to 0.77%.

12	The net expense ratio for Class A shares of the Fund during the fiscal year ended May 31, 2015 was 0.80%.

13	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Fund was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.90% to 0.85%.

14	The net expense ratio for Class A shares of the Fund during the fiscal year ended May 31, 2015 was 0.88%.

15	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Fund was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.87% to 0.82%.

16	The net expense ratio for Class A shares of the Fund during the fiscal year ended May 31, 2015 was 0.85%.

AB MUNICIPAL INCOME FUND II •	197

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End[8]
Ohio Portfolio[17],[18]	Class A Class B Class C	0.80% 1.55% 1.55%	1.01% 1.75% 1.74%	May 31, 2015

Pennsylvania Portfolio[13,14]	Class A Class B Class C	0.85% 1.60% 1.60%	1.04% 1.79% 1.77%	May 31, 2015

Virginia Portfolio17,[19]	Class A Class B Class C	0.80% 1.50% 1.50%	0.90% 1.63% 1.63%	May 31, 2015

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be

17	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Fund was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.85% to 0.80%.

18	The net expense ratio for Class A shares of the Fund during the fiscal year ended May 31, 2015 was 0.83%.

19	The net expense ratios for Class A, Class B, and Class C shares of the Fund during the fiscal year ended May 31, 2015 were 0.80%, 1.52%, and 1.53%, respectively.

198	• AB MUNICIPAL INCOME FUND II

more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.20 With respect to the Portfolios, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.21,22 Broadridge’s analysis included the comparison of each

20	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

21	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

22	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Funds’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Funds’ investment classifications/objectives continued to be determined by Lipper.

AB MUNICIPAL INCOME FUND II •	199

Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)23 and the Portfolio’s contractual management fee ranking.24

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee(%)[25]	Broadridge EG Median(%)	Rank
Arizona Portfolio[26]	0.450	0.500	3/12
Massachusetts Portfolio[26]	0.450	0.506	2/8
Michigan Portfolio[26]	0.450	0.516	2/13
Minnesota Portfolio[26]	0.450	0.543	2/8
New Jersey Portfolio[26]	0.450	0.517	2/9
Ohio Portfolio[26]	0.450	0.519	2/7
Pennsylvania Portfolio[26]	0.450	0.500	2/11
Virginia Portfolio[26]	0.450	0.463	2/5

Broadridge also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and the Broadridge Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.27 Set forth below is a comparison of the Portfolios’ total expense ratios and the

23	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

24	The contractual management fee is calculated by Broadridge using each Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Broadridge peer group.

25	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.

26	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Broadridge Lipper is unable to calculate the peer’s contractual management fee of the peer’s breakpoint gross income component.

27	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

200	• AB MUNICIPAL INCOME FUND II

medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratio rankings are also shown. Pro-forma total expense ratio (italicized) is shown to reflect the Portfolios’ 12b-1 fee reductions.

Portfolio	Expense Ratio (%)[28]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
Arizona Portfolio	0.780	0.801	6/13	0.801	31/84
Pro-forma	0.780	0.801	6/13	0.801	31/84

Massachusetts Portfolio	0.822	0.817	6/9	0.817	7/12
Pro-forma	0.772	0.817	5/9	0.817	5/12

Michigan Portfolio	0.904	0.843	12/14	0.809	65/83
Pro-forma	0.854	0.843	10/14	0.809	54/83

Minnesota Portfolio	0.903	0.850	8/9	0.853	10/12
Pro-forma	0.853	0.850	6/9	0.853	7/12

New Jersey Portfolio	0.873	0.839	9/10	0.828	11/13
Pro-forma	0.823	0.839	5/10	0.828	7/13

Ohio Portfolio	0.850	0.805	6/8	0.805	7/11
Pro-forma	0.800	0.805	4/8	0.805	5/11

Pennsylvania Portfolio	0.902	0.808	10/12	0.808	13/17
Pro-forma	0.852	0.808	8/12	0.808	11/17

Virginia Portfolio	0.802	0.801	4/6	0.802	5/8
Pro-forma	0.802	0.801	4/6	0.802	5/8

Based on this analysis, considering pro-forma information where available, the Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

28	Most recently completed fiscal year Class A share total expense ratio.

AB MUNICIPAL INCOME FUND II •	201

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Arizona Portfolio		$41
Massachusetts Portfolio	$	– 0	–
Michigan Portfolio		$51
Minnesota Portfolio	$	– 0	–
New Jersey Portfolio		$90
Ohio Portfolio	$	– 0	–
Pennsylvania Portfolio	$	– 0	–
Virginia Portfolio		$215

202	• AB MUNICIPAL INCOME FUND II

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Arizona Portfolio	$371,040	$4,550
Massachusetts Portfolio	$720,862	$50,923
Michigan Portfolio	$199,280	$511
Minnesota Portfolio	$235,341	$823
New Jersey Portfolio	$372,436	$2,026
Ohio Portfolio	$366,247	$852
Pennsylvania Portfolio	$297,779	$42
Virginia Portfolio	$693,447	$694

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
Arizona Portfolio	$11,954
Massachusetts Portfolio	$23,432
Michigan Portfolio	$12,562
Minnesota Portfolio	$12,063
New Jersey Portfolio	$15,094
Ohio Portfolio	$13,362
Pennsylvania Portfolio	$14,095
Virginia Portfolio	$20,024

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM

AB MUNICIPAL INCOME FUND II •	203

has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli29 study on advisory fees and various fund characteristics.30 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.31 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

29	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

30	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

31	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

204	• AB MUNICIPAL INCOME FUND II

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance rankings32 of the Portfolios relative to their Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)33 for the period ended July 31, 2015.34

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Arizona Portfolio[35]
1 year	4.04	3.50	3.66	4/13	26/85
3 year	2.41	2.00	2.10	4/13	22/85
5 year	4.04	3.92	3.81	4/13	27/83
10 year	4.02	4.00	3.91	5/12	29/79

Massachusetts Portfolio
1 year	4.18	3.96	3.72	2/9	3/12
3 year	2.12	2.18	2.14	6/9	7/12
5 year	4.01	3.94	3.98	4/9	6/12
10 year	4.22	4.22	4.13	5/9	5/11

Michigan Portfolio[36]
1 year	4.76	3.80	3.66	1/14	8/85
3 year	1.57	2.09	2.10	11/14	65/85
5 year	2.99	3.83	3.81	12/14	76/83
10 year	3.45	3.92	3.91	10/13	73/79

Minnesota Portfolio
1 year	3.32	3.37	3.35	6/9	7/12
3 year	2.33	2.54	2.51	8/9	9/12
5 year	3.77	4.12	4.09	8/9	11/12
10 year	3.85	4.15	4.09	8/8	10/11

New Jersey Portfolio
1 year	3.24	2.93	2.86	3/10	3/13
3 year	1.60	1.83	1.69	8/10	9/13
5 year	3.73	3.92	3.82	7/10	8/13
10 year	3.77	3.77	3.77	5/9	6/12

32	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. The performance returns of the Portfolios were provided by Broadridge.

33	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

34	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

35	Prior to the third quarter of 2013, the Portfolio was classified by Lipper as an Arizona Municipal Debt Fund. From the third quarter of 2013 through the present, the Portfolio is classified by Lipper as an Other States Municipal Debt Fund.

36	Prior to the third quarter of 2013, the Portfolio was classified by Lipper as a Michigan Municipal Debt Fund. From the third quarter of 2013 through the present, the Fund is classified by Lipper as an Other States Municipal Debt Fund.

AB MUNICIPAL INCOME FUND II •	205

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Ohio Portfolio
1 year	3.58	3.32	3.39	3/8	5/11
3 year	1.24	2.34	2.37	8/8	11/11
5 year	3.18	3.94	3.88	7/8	10/11
10 year	3.58	3.83	3.89	5/6	7/9

Pennsylvania Portfolio
1 year	3.82	4.24	4.18	10/12	13/17
3 year	2.11	2.50	2.51	12/12	15/17
5 year	3.90	4.06	4.14	9/12	12/17
10 year	3.85	3.93	3.99	8/11	11/16

Virginia Portfolio
1 year	3.94	3.13	3.01	2/6	2/8
3 year	2.07	1.93	1.93	2/6	2/8
5 year	4.21	3.52	3.52	1/6	1/8
10 year	4.24	3.86	3.85	1/5	1/7

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)37 versus their benchmarks.38 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.39

	Period Ending July 31, 2015 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Arizona Portfolio	4.05	2.42	4.04	4.02	5.35	3.98	0.64	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	5.58	4.34	0.72	10
Inception Date: June 1, 1994

Massachusetts Portfolio	4.19	2.12	4.01	4.23	5.54	4.02	0.69	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	5.57	4.34	0.72	10
Inception Date: March 29, 1994

37	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

38	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

39	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

206	• AB MUNICIPAL INCOME FUND II

	Period Ending July 31, 2015 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Michigan Portfolio	4.76	1.57	2.99	3.45	5.11	3.73	0.54	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	5.34	4.34	0.72	10
Inception Date: February 25, 1994

Minnesota Portfolio	3.33	2.34	3.77	3.85	4.77	3.73	0.64	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	5.33	4.34	0.72	10
Inception Date: June 25, 1993

New Jersey Portfolio	3.25	1.61	3.74	3.77	4.57	4.17	0.56	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	5.33	4.34	0.72	10
Inception Date: June 25, 1993

Ohio Portfolio	3.59	1.24	3.19	3.59	4.64	3.83	0.56	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	5.33	4.34	0.72	10
Inception Date: June 25, 1993

Pennsylvania Portfolio	3.83	2.12	3.9	3.85	4.96	4.13	0.59	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	5.33	4.34	0.72	10
Inception Date: June 25, 1993

Virginia Portfolio	3.95	2.07	4.21	4.24	5.54	4.28	0.65	10
Barclays Capital Municipal Bond Index	3.56	2.81	4.39	4.57	5.55	4.34	0.72	10
Inception Date: April 29, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. With respect to Pennsylvania Portfolio, the Senior Officer recommended that the Trustees consider asking the Adviser its plans to reduce the Portfolio’s expenses. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

AB MUNICIPAL INCOME FUND II •	207

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

208	• AB MUNICIPAL INCOME FUND II

AB Family of Funds

AB MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIFII-0151-0516

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Arizona Portfolio	2015	$26,418	$—	$17,130
	2016	$28,895	$—	$22,780
Massachusetts Portfolio	2015	$28,143	$—	$17,130
	2016	$30,781	$—	$22,780
Michigan Portfolio	2015	$26,418	$—	$17,130
	2016	$28,895	$—	$22,780
Minnesota Portfolio	2015	$28,143	$—	$17,130
	2016	$30,781	$—	$22,780
New Jersey Portfolio	2015	$28,143	$—	$17,130
	2016	$30,781	$—	$22,780
Ohio Portfolio	2015	$28,143	$—	$17,130
	2016	$30,781	$—	$22,780
Pennsylvania Portfolio	2015	$26,418	$—	$17,130
	2016	$28,895	$—	$22,780
Virginia Portfolio	2015	$28,143	$—	$17,130
	2016	$30,781	$—	$22,780
(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2015	$225,380	$17,130
			$—
			$(17,130)
	2016	$426,525	$22,780
			$—
			$(22,780)
Massachusetts Portfolio	2015	$225,380	$17,130
			$—
			$(17,130)
	2016	$426,525	$22,780
			$—
			$(22,780)
Michigan Portfolio	2015	$225,380	$17,130
			$—
			$(17,130)
	2016	$426,525	$22,780
			$—
			$(22,780)
Minnesota Portfolio	2015	$225,380	$17,130
			$—
			$(17,130)
	2016	$426,525	$22,780
			$—
			$(22,780)
New Jersey Portfolio	2015	$225,380	$17,130
			$—
			$(17,130)
	2016	$426,525	$22,780
			$—
			$(22,780)
Ohio Portfolio	2015	$225,380	$17,130
			$—
			$(17,130)
	2016	$426,525	$22,780
			$—
			$(22,780)
Pennsylvania Portfolio	2015	$225,380	$17,130
			$—
			$(17,130)
	2016	$426,525	$22,780
			$—
			$(22,780)
Virginia Portfolio	2015	$225,380	$17,130
			$—
			$(17,130)
	2016	$426,525	$22,780
			$—
			$(22,780)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund II

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 1, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 1, 2016